UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3583

Fidelity Mt. Vernon Street Trust
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2005

Item 1. Reports to Stockholders

Fidelity® Aggressive Growth Fund

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	8	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	9	A complete list of the fund’s investments
		with their market values.
Financial Statements	16	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	20	Notes to the financial statements.
Report of Independent	26
Registered Public
Accounting Firm
Trustees and Officers	27
Board Approval of	37
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Com panies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Past 10
	year	years	years
Fidelity® Aggressive Growth Fund	9.59%	12.54%	3.00%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Aggressive Growth Fund on November 30, 1995. The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Growth Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Steven Calhoun, Portfolio Manager of Fidelity® Aggressive Growth Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devas tated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

For the 12 months ending November 30, 2005, the fund returned 9.59%, well behind the 16.20% return of the Russell Midcap® Growth Index and the 13.30% gain of the LipperSM Mid Cap Funds Average. Most of the underperformance versus the index occurred during the first half of the period, when several holdings in the pharmaceuticals and biotechnol ogy group particularly Biogen Idec and Ireland based Elan suffered steep declines. Questions about the safety of the companies’ jointly developed multiple sclerosis drug, Tysabri, and its voluntary withdrawal from the market early in 2005 hurt both stocks. I sold Elan and Biogen Idec shortly after taking over the fund in June. Elsewhere, Chinese online gaming stock Shanda Interactive Entertainment was one of my picks that didn’t work out. On the plus side, biotechnology bellwether Genentech was by far the fund’s top contributor in both absolute terms and compared with the index. Positive test results for a number of the company’s drugs fueled a strong advance in its stock, and I liquidated the position to lock in profits. Internet search engine Google was another strong contributor, its stock price lifted by several upward revisions in earnings growth and the company’s increasing share of the rapidly growing paid search market.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund ex penses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypotheti cal account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypotheti cal example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Actual	$1,000.00	$1,089.80	$4.14
Hypothetical (5% return per
year before expenses)	$1,000.00	$1,021.11	$4.00

* Expenses are equal to the Fund’s annualized expense ratio of .79%; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

7 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
St. Jude Medical, Inc.	3.3	0.0
KB Home	2.6	0.0
Potash Corp. of Saskatchewan	2.5	0.6
D.R. Horton, Inc.	2.2	0.0
Abercrombie & Fitch Co. Class A	2.1	0.4
INAMED Corp.	2.0	0.0
Google, Inc. Class A (sub. vtg.)	2.0	0.7
Ameritrade Holding Corp.	2.0	0.3
Urban Outfitters, Inc.	2.0	0.0
Whole Foods Market, Inc.	2.0	0.4
	22.7
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Health Care	31.5	29.5
Information Technology	20.2	27.5
Consumer Discretionary	15.3	17.1
Energy	11.3	7.3
Materials	7.6	3.2

Annual Report 8

Investments November 30, 2005
Showing Percentage of Net Assets

Common Stocks 98.0%
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 15.3%
Hotels, Restaurants & Leisure 2.6%
Kerzner International Ltd. (a)	204,000	$13,262
Penn National Gaming, Inc. (a)	1,566,851	51,972
Station Casinos, Inc.	689,700	47,824
		113,058
Household Durables – 4.8%
D.R. Horton, Inc.	2,639,139	93,531
KB Home	1,628,700	113,634
		207,165
Media – 1.1%
Getty Images, Inc. (a)	522,200	47,672
Specialty Retail – 6.8%
Abercrombie & Fitch Co. Class A	1,485,700	91,103
Best Buy Co., Inc.	1,469,800	70,903
Tiffany & Co., Inc.	1,105,800	45,006
Urban Outfitters, Inc. (a)	2,847,700	87,880
		294,892

TOTAL CONSUMER DISCRETIONARY		662,787

CONSUMER STAPLES 2.0%
Food & Staples Retailing – 2.0%
Whole Foods Market, Inc.	596,100	87,794

ENERGY 11.3%
Energy Equipment & Services – 4.4%
Baker Hughes, Inc.	813,400	46,648
ENSCO International, Inc.	986,900	46,740
Halliburton Co.	766,400	48,781
Weatherford International Ltd. (a)	715,305	49,721
		191,890
Oil, Gas & Consumable Fuels – 6.9%
Arch Coal, Inc. (d)	589,000	45,377
Chesapeake Energy Corp.	1,529,700	44,285
EOG Resources, Inc.	928,100	66,591
Peabody Energy Corp.	556,200	43,862

See accompanying notes which are an integral part of the financial statements.

9		Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY – continued
Oil, Gas & Consumable Fuels – continued
Range Resources Corp.	1,307,400	$48,688
Ultra Petroleum Corp. (a)	888,500	47,784
		296,587

TOTAL ENERGY		488,477

FINANCIALS – 2.8%
Capital Markets 2.0%
Ameritrade Holding Corp. (a)	3,799,139	88,748
Diversified Financial Services – 0.7%
Indiabulls Financial Services Ltd.	375,342	1,348
Indiabulls Financial Services Ltd. GDR (f)	1,245,356	4,471
IntercontinentalExchange, Inc.	680,100	21,967
		27,786
Real Estate 0.1%
Sinochem Hong Kong Holding Ltd. (a)	19,990,600	3,480

TOTAL FINANCIALS		120,014

HEALTH CARE – 31.5%
Biotechnology – 6.8%
Alnylam Pharmaceuticals, Inc. (a)(e)	1,593,100	20,009
Amgen, Inc. (a)	789,600	63,902
Celgene Corp. (a)	1,224,300	74,584
Martek Biosciences (a)(d)(e)	1,727,300	45,273
MedImmune, Inc. (a)	1,264,000	45,390
Protein Design Labs, Inc. (a)	1,602,200	44,621
		293,779
Health Care Equipment & Supplies – 16.8%
Alcon, Inc.	311,700	43,700
American Medical Systems Holdings, Inc. (a)(e)	4,734,300	87,111
China Medical Technologies, Inc. sponsored ADR (d)	359,800	11,237
Cyberonics, Inc. (a)(e)	2,506,400	70,706
INAMED Corp. (a)	1,062,500	89,080
Integra LifeSciences Holdings Corp. (a)	1,283,200	46,888
Kyphon, Inc. (a)	1,001,200	42,541
Mentor Corp. (d)	1,412,000	68,821
NeuroMetrix, Inc. (a)(e)	701,100	21,797
NuVasive, Inc. (a)(e)	2,206,640	37,954

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Equipment & Supplies – continued
ResMed, Inc. (a)	131,200	$5,353
St. Jude Medical, Inc. (a)	2,961,200	141,457
Ventana Medical Systems, Inc. (a)	1,579,677	60,833
		727,478
Health Care Providers & Services – 4.6%
Caremark Rx, Inc. (a)	888,500	45,660
Covance, Inc. (a)	949,200	45,125
Humana, Inc. (a)	1,467,300	67,246
Sierra Health Services, Inc. (a)	553,000	43,256
		201,287
Pharmaceuticals – 3.3%
Allergan, Inc.	564,450	56,445
Medicis Pharmaceutical Corp. Class A (d)	1,431,300	45,673
Sepracor, Inc. (a)	781,900	42,989
		145,107

TOTAL HEALTH CARE		1,367,651

INDUSTRIALS – 7.3%
Air Freight & Logistics – 2.7%
Expeditors International of Washington, Inc.	995,000	70,655
UTI Worldwide, Inc.	488,708	47,546
		118,201
Commercial Services & Supplies – 1.2%
Stericycle, Inc. (a)	824,308	50,547
Construction & Engineering – 1.2%
Quanta Services, Inc. (a)(d)	3,607,400	51,045
Electrical Equipment – 1.0%
AMETEK, Inc.	1,054,100	44,915
Machinery – 1.2%
Deere & Co.	740,100	51,326

TOTAL INDUSTRIALS		316,034

INFORMATION TECHNOLOGY – 20.2%
Communications Equipment – 4.4%
ADC Telecommunications, Inc. (a)	2,972,600	60,730
Comverse Technology, Inc. (a)	2,491,562	65,304

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Communications Equipment – continued
Corning, Inc. (a)	651,230	$13,187
Ixia (a)(e)	3,733,704	51,450
		190,671
Computers & Peripherals – 1.0%
Sun Microsystems, Inc. (a)	11,849,800	44,674
Internet Software & Services – 3.1%
Google, Inc. Class A (sub. vtg.) (a)	219,190	88,770
VeriSign, Inc. (a)	2,073,400	46,092
		134,862
Semiconductors & Semiconductor Equipment – 6.1%
ARM Holdings PLC sponsored ADR	7,900,300	49,693
ASML Holding NV (NY Shares) (a)	3,903,400	74,789
Microchip Technology, Inc.	1,856,863	61,945
National Semiconductor Corp.	1,867,500	48,331
PMC-Sierra, Inc. (a)	3,601,372	28,343
		263,101
Software 5.6%
Activision, Inc. (a)	3,299,933	43,922
Citrix Systems, Inc. (a)	1,574,100	42,721
Cognos, Inc. (a)	1,328,700	44,425
Hyperion Solutions Corp. (a)	907,344	48,044
Shanda Interactive Entertainment Ltd. sponsored ADR (a)(d)	3,711,300	63,426
		242,538

TOTAL INFORMATION TECHNOLOGY		875,846

MATERIALS 7.6%
Chemicals – 6.5%
Agrium, Inc.	4,277,200	87,124
Monsanto Co.	1,191,200	87,279
Potash Corp. of Saskatchewan	1,488,622	108,451
		282,854
Construction Materials 1.1%
Martin Marietta Materials, Inc.	616,700	46,320

TOTAL MATERIALS		329,174

TOTAL COMMON STOCKS
(Cost $4,042,053)		4,247,777

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Convertible Preferred Stocks 0.0%
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – 0.0%
Communications Equipment – 0.0%
Chorum Technologies, Inc. Series E (a)(g)	96,800	$0
Procket Networks, Inc. Series C (a)(g)	1,544,677	0
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $16,707)		0

Money Market Funds 4.1%

Fidelity Cash Central Fund, 4.08% (b)	59,822,950	59,823
Fidelity Securities Lending Cash Central Fund,
4.09% (b)(c)	118,090,525	118,091
TOTAL MONEY MARKET FUNDS
(Cost $177,914)		177,914

TOTAL INVESTMENT PORTFOLIO 102.1%
(Cost $4,236,674)		4,425,691

NET OTHER ASSETS – (2.1)%		(91,210)
NET ASSETS 100%		$4,334,481

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Affiliated company

(f) Security exempt from registration under
Rule 144A of the Securities Act of 1933.
These securities may be resold in
transactions exempt from registration,
normally to qualified institutional buyers.
At the period end, the value of these
securities amounted to $4,471,000 or
0.1% of net assets.

(g) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $0 or 0.0% of
net assets.

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Chorum
Technologies, Inc.
Series E	9/19/00	$1,669

Procket Networks,	11/15/00
Inc. Series C	2/9/01	$15,255

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
(Amounts in
thousands)
Fidelity Cash Central Fund	$1,207
Fidelity Securities Lending Cash Central Fund	2,082
Total	$3,289

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

	Value,
Affiliates	beginning of		Sales	Dividend	Value,
(Amounts in thousands)	period	Purchases	Proceeds	Income	end of period
Alnylam Pharmaceuticals,
Inc.	$—	$ 20,863	$510	$—	$ 20,009
American Medical Systems
Holdings, Inc.	—	92,935	—	—	87,111
Cyberonics, Inc.	1,356	104,923	1,364	—	70,706
Integra LifeSciences
Holdings Corp.	—	47,757	10,750	—	—
Ixia	—	66,591	919	—	51,450
Martek Biosciences	—	50,661	—	—	45,273
NeuroMetrix, Inc.	—	19,766	—	—	21,797
NuVasive, Inc.	—	37,916	—	—	37,954
Total	$1,356	$ 441,412	$13,543	$—	$ 334,300

See accompanying notes which are an integral part of the financial statements.

Annual Report 14

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	86.1%
Canada	6.6%
Netherlands	1.7%
China	1.5%
United Kingdom	1.2%
British Virgin Islands	1.1%
Switzerland	1.0%
Others (individually less than 1%) .	0.8%
100.0%

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $12,112,847,000 of which $6,985,367,000, $3,237,199,000 and $1,890,281,000 will expire on November 30, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $113,704) See accompanying
schedule:
Unaffiliated issuers (cost $3,666,623)	$3,913,477
Affiliated Central Funds (cost $177,914)	177,914
Other affiliated issuers (cost $392,137)	334,300
Total Investments (cost $4,236,674)		$4,425,691
Receivable for investments sold		123,619
Receivable for fund shares sold		2,789
Dividends receivable		1,097
Interest receivable		290
Prepaid expenses		24
Other affiliated receivables		46
Other receivables		794
Total assets		4,554,350

Liabilities
Payable for investments purchased	$78,796
Payable for fund shares redeemed	20,031
Accrued management fee	1,468
Other affiliated payables	1,414
Other payables and accrued expenses	69
Collateral on securities loaned, at value	118,091
Total liabilities		219,869

Net Assets		$4,334,481
Net Assets consist of:
Paid in capital		$16,263,844
Accumulated net investment loss		(108)
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(12,118,273)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		189,018
Net Assets, for 247,977 shares outstanding		$4,334,481
Net Asset Value, offering price and redemption price
per share ($4,334,481 ÷ 247,977 shares)		$17.48

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends		$20,355
Special dividends		2,766
Interest		41
Income from affiliated Central Funds (including $2,082
from security lending)		3,289
Total income		26,451

Expenses
Management fee
Basic fee	$27,994
Performance adjustment	(9,239)
Transfer agent fees	15,444
Accounting and security lending fees	1,052
Independent trustees’ compensation	21
Appreciation in deferred trustee compensation account	10
Custodian fees and expenses	124
Registration fees	31
Audit	81
Legal	28
Interest	17
Miscellaneous	35
Total expenses before reductions	35,598
Expense reductions	(3,937)	31,661

Net investment income (loss)		(5,210)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	837,464
Other affiliated issuers	416
Foreign currency transactions	(104)
Total net realized gain (loss)		837,776
Change in net unrealized appreciation (depreciation)
on:
Investment Securitites	(432,565)
Assets and liabilities in foreign currencies	(3)
Total change in net unrealized appreciation
(depreciation)		(432,568)
Net gain (loss)		405,208
Net increase (decrease) in net assets resulting from
operations		$399,998

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
	Year ended	Year ended
	November 30,	November 30,
Amounts in thousands	2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(5,210)	$(18,214)
Net realized gain (loss)	837,776	483,050
Change in net unrealized appreciation
(depreciation)	(432,568)	(37,246)
Net increase (decrease) in net assets resulting
from operations	399,998	427,590
Share transactions
Proceeds from sales of shares	536,260	893,036
Cost of shares redeemed	(1,573,618)	(1,584,050)
Net increase (decrease) in net assets resulting
from share transactions	(1,037,358)	(691,014)
Redemption fees	646	1,164
Total increase (decrease) in net assets	(636,714)	(262,260)

Net Assets
Beginning of period	4,971,195	5,233,455
End of period (including accumulated net invest-
ment loss of $108 and accumulated net invest-
ment loss of $88, respectively)	$4,334,481	$4,971,195

Other Information
Shares
Sold	33,073	58,392
Redeemed	(96,778)	(103,990)
Net increase (decrease)	(63,705)	(45,598)

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Financial Highlights
Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning
of period	$ 15.95	$ 14.65	$ 12.17	$ 18.99	$ 40.13
Income from Investment
Operations
Net investment income
(loss)B	(.02)C	(.05)	(.01)	(.05)	(.17)
Net realized and unreal-
ized gain (loss)	1.55	1.35	2.49	(6.77)	(14.72)
Total from investment
operations	1.53	1.30	2.48	(6.82)	(14.89)
Distributions from net
realized gain	—	—	—	—	(6.26)
Redemption fees added to
paid in capitalB	—E	—E	—E	—E	.01
Net asset value, end of
period	$ 17.48	$ 15.95	$ 14.65	$ 12.17	$ 18.99
Total ReturnA	9.59%	8.87%	20.38%	(35.91)%	(44.42)%
Ratios to Average Net AssetsD
Expenses before
reductions	79%	.83%	.68%	.65%	.97%
Expenses net of fee
waivers, if any	79%	.83%	.68%	.65%	.97%
Expenses net of all
reductions	70%	.78%	.59%	.55%	.92%
Net investment income
(loss)	(.12)%C	(.36)%	(.05)%	(.39)%	(.64)%
Supplemental Data
Net assets, end of period
(in millions)	$ 4,334	$ 4,971	$ 5,233	$ 4,495	$ 7,442
Portfolio turnover rate	192%	84%	176%	114%	118%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.01 per share. Excluding the special dividend, the ratio of net investment income to average net assets would have been (.18)%.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.
E Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Aggressive Growth Fund (the fund) is a fund of Fidelity Mt. Vernon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

20

1. Significant Accounting Policies continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Large, non recurring dividends recognized by the fund are presented separately on the Statement of Operations as “Special Dividends” and the impact of these dividends is presented in the Financial Highlights. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

21 Annual Report

Notes to Financial Statements continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, net operating losses, capital loss carryforwards, and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$444,264
Unrealized depreciation	(260,764)
Net unrealized appreciation (depreciation) .	183,500
Capital loss carryforward	(12,112,847)

Cost for federal income tax purposes	$4,242,191

Short Term Trading (Redemption) Fees. Shares held in the fund less than 90 days are subject to a redemption fee equal to 1.50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the fund and accounted for as an addition to paid in capital.

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to

Annual Report

22

2. Operating Policies continued

Repurchase Agreements continued

the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $8,572,997 and $9,700,843, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund’s relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .42% of the fund’s average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of ac count. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .34% of average net assets.

23 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued

Accounting and Security Lending Fees. FSC maintains the fund’s accounting rec ords. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $241 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The fund’s activity in this program during the period for which loans were outstanding was as follows:

			Interest Earned
Borrower or	Average Daily	Weighted Average	(included in		Interest
Lender	Loan Balance	Interest Rate	interest income)		Expense
Borrower	$11,753	2.67%	—	$	17

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

Annual Report

24

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $3,757 for the period. In addition, through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $3 and $177, respectively.

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum expo sure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

25 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity Aggressive Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Aggressive Growth Fund (a fund of Fidelity Mt. Vernon Street Trust) at Novem ber 30, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity Aggressive Growth Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the ac counting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts January 9, 2006

Annual Report

26

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

27 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Aggressive Growth (2005 present). He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Opera tions and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held vari ous financial and management positions including Chief Financial Offi cer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

28

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). Dur ing his tenure with CIT Group Inc. Mr. Gamper served in numerous sen ior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

29 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Annual Report

30

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

31 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

32

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Mt. Vernon Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Steven Calhoun (34)

Year of Election or Appointment: 2005

Vice President of Aggressive Growth. Mr. Calhoun also manages other Fidelity funds. Prior to assuming his current responsibilities, Mr. Cal houn has worked as a research analyst and manager.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Aggressive Growth. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High In come Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Aggressive Growth. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

33 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Aggressive Growth. Mr. Fross also serves as As sistant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Aggressive Growth. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Aggressive Growth. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Man agement Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Aggressive Growth. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Op erating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Aggressive Growth. Mr. Hebble also serves as Dep uty Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Annual Report

34

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Aggressive Growth. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Aggressive Growth. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Tem pleton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Aggressive Growth. Mr. Robins also serves as Dep uty Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Aggressive Growth. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1990

Assistant Treasurer of Aggressive Growth. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

35 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Aggressive Growth. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Aggressive Growth. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Aggressive Growth. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Previously, Mr. Ryan served as Vice Pres ident of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Aggressive Growth. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most re cently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

Annual Report

36

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Aggressive Growth Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

37 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

Annual Report

38

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the fund’s returns, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objec tive similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

39 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the fourth quartile for the one , three , and five year periods. The Board also stated that the relative investment perfor mance of the fund was lower than its benchmark over time. The Board discussed with FMR actions to be taken by FMR to improve the fund’s disappointing performance.

The Board also considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s invest ment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incen tive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the

Annual Report

40

Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 22% means that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked and the impact of the fund’s performance adjustment, is also included in the chart and considered by the Board.

41 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund’s negative performance adjustment on the fund’s management fee ranking.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund’s negative performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Annual Report

42

Based on its review, the Board concluded that the fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or

43 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

Annual Report

44

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

45 Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona
7001 West Ray Road
Chandler, AZ
7373 N. Scottsdale Road
Scottsdale, AZ

California
815 East Birch Street
Brea, CA
1411 Chapin Avenue
Burlingame, CA
851 East Hamilton Avenue
Campbell, CA
19200 Von Karman Avenue
Irvine, CA
601 Larkspur Landing Circle
Larkspur, CA
10100 Santa Monica Blvd.
Los Angeles, CA
27101 Puerta Real
Mission Viejo, CA
73 575 El Paseo
Palm Desert, CA
251 University Avenue
Palo Alto, CA
123 South Lake Avenue
Pasadena, CA
16995 Bernardo Ctr. Drive
Rancho Bernardo, CA
1740 Arden Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
8 Montgomery Street
San Francisco, CA
3793 State Street
Santa Barbara, CA
21701 Hawthorne Boulevard
Torrance, CA
2001 North Main Street
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA

Colorado
1625 Broadway
Denver, CO
9185 East Westview Road
Littleton, CO

Connecticut
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT

Delaware
222 Delaware Avenue
Wilmington, DE

Florida
4400 N. Federal Highway
Boca Raton, FL
121 Alhambra Plaza
Coral Gables, FL
2948 N. Federal Highway
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
3550 Tamiami Trail, South
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
2465 State Road 7
Wellington, FL
3501 PGA Boulevard
West Palm Beach, FL

Georgia
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA

Illinois
One North LaSalle Street
Chicago, IL
875 North Michigan Ave.
Chicago, IL
1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL

Indiana
4729 East 82nd Street
Indianapolis, IN

Kansas
5400 College Boulevard
Overland Park, KS

Maine
Three Canal Plaza
Portland, ME

Maryland
7315 Wisconsin Avenue
Bethesda, MD
One W. Pennsylvania Ave.
Towson, MD

Massachusetts
801 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
405 Cochituate Road
Framingham, MA
416 Belmont Street
Worcester, MA

Michigan
500 E. Eisenhower Pkwy.
Ann Arbor, MI
280 Old N. Woodward Ave.
Birmingham, MI
43420 Grand River Avenue
Novi, MI
29155 Northwestern Hwy.
Southfield, MI

Minnesota
7600 France Avenue South
Edina, MN

Missouri
8885 Ladue Road
Ladue, MO

Annual Report 46

Nevada
2225 Village Walk Drive
Henderson, NV

New Jersey
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
396 Route 17, North
Paramus, NJ
3518 Route 1 North
Princeton, NJ
530 Highway 35
Shrewsbury, NJ

New York
1055 Franklin Avenue
Garden City, NY
37 West Jericho Turnpike
Huntington Station, NY
1271 Avenue of the Americas
New York, NY
61 Broadway
New York, NY
350 Park Avenue
New York, NY
200 Fifth Avenue
New York, NY
733 Third Avenue
New York, NY
11 Penn Plaza
New York, NY
2070 Broadway
New York, NY
1075 Northern Blvd.
Roslyn, NY

North Carolina
4611 Sharon Road
Charlotte, NC

Ohio
3805 Edwards Road
Cincinnati, OH
1324 Polaris Parkway
Columbus, OH
28699 Chagrin Boulevard
Woodmere Village, OH

Oregon
16850 SW 72nd Avenue
Tigard, OR

Pennsylvania
600 West DeKalb Pike
King of Prussia, PA
1735 Market Street
Philadelphia, PA
12001 Perry Highway
Wexford, PA

Rhode Island
47 Providence Place
Providence, RI

Tennessee
6150 Poplar Avenue
Memphis, TN

Texas
10000 Research Boulevard
Austin, TX
4001 Northwest Parkway
Dallas, TX
12532 Memorial Drive
Houston, TX
2701 Drexel Drive
Houston, TX
6500 N. MacArthur Blvd.
Irving, TX
6005 West Park Boulevard
Plano, TX
14100 San Pedro
San Antonio, TX
1576 East Southlake Blvd.
Southlake, TX
19740 IH 45 North
Spring, TX

Utah
215 South State Street
Salt Lake City, UT

Virginia
1861 International Drive
McLean, VA

Washington
411 108th Avenue, N.E.
Bellevue, WA
1518 6th Avenue
Seattle, WA

Washington, DC
1900 K Street, N.W.
Washington, DC

Wisconsin
595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

47 Annual Report

47

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment
Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions and
Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

FEG UANN-0106 1.786704.102

Fidelity® Growth Company Fund

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	8	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	9	A complete list of the fund’s investments
		with their market values.
Financial Statements	24	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	28	Notes to the financial statements.
Report of Independent	34
Registered Public
Accounting Firm
Trustees and Officers	35
Distributions	45
Board Approval of	46
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of perfor mance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Past 10
	year	years	years
Fidelity® Growth Company Fund	16.23%	1.73%	9.95%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® Growth Company Fund on November 30, 1995. The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Growth Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Steven Wymer, Portfolio Manager of Fidelity® Growth Company Fund

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devas tated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

Fidelity Growth Company Fund gained 16.23% for the 12 months ending November 30, 2005, outpacing both the Russell 3000® Growth Index and the LipperSM Growth Funds Average, which had returns of 9.59% and 9.91%, respectively. The fund had a large over weighting in the information technology sector, which provided the biggest contribution by far, led exclusively by favorable stock picking in the software/services and tech hardware/ equipment areas, with such names as Google, the Internet search engine, open source tech nology leader Red Hat and Apple Computer among the top picks. Good security selection in health care also provided a boost, led mainly by my choices in the pharmaceuticals and biotechnology group, including such stocks as Celgene and Vertex Pharmaceuticals. Overall results were somewhat tempered by a handful of inopportune stock picks, most notably our investment in Elan, the Irish biotech firm whose fortunes fell under the weight of a well publicized voluntary drug recall in early 2005. In the tech space, detractors included Canada’s Research In Motion, maker of the BlackBerry wireless messaging device, and Network Appliance, the data storage firm.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
			During Period*
	Beginning	Ending	June 1, 2005
	Account Value	Account Value	to November 30,
	June 1, 2005	November 30, 2005	2005
Actual	$1,000.00	$1,117.00	$5.15
Hypothetical (5% return per year
before expenses)	$1,000.00	$1,020.21	$4.91

* Expenses are equal to the Fund’s annualized expense ratio of .97%; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

7 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Google, Inc. Class A (sub. vtg.)	5.0	4.3
Celgene Corp.	3.9	2.9
Apple Computer, Inc.	3.8	2.7
Network Appliance, Inc.	2.3	3.0
Monsanto Co.	2.2	2.1
Sepracor, Inc.	2.2	2.6
QUALCOMM, Inc.	2.0	1.9
Microsoft Corp.	1.7	2.1
Johnson & Johnson	1.6	1.3
Red Hat, Inc.	1.6	0.9
	26.3
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Information Technology	34.0	37.6
Health Care	31.5	30.2
Consumer Staples	7.5	6.6
Industrials	7.3	8.6
Consumer Discretionary	5.3	6.0

Annual Report 8

Investments November 30, 2005
Showing Percentage of Net Assets
Common Stocks 99.4%
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 5.3%
Hotels, Restaurants & Leisure 0.5%
McDonald’s Corp.	65,000	$2,200
Starbucks Corp. (a)	3,218,400	98,000
The Cheesecake Factory, Inc. (a)	750,977	27,516
		127,716
Household Durables – 0.1%
LG Electronics, Inc.	350,000	26,516
Tupperware Corp.	50,000	1,154
		27,670
Internet & Catalog Retail 0.7%
Amazon.com, Inc. (a)	485,000	23,503
eBay, Inc. (a)	2,917,200	130,720
Stamps.com, Inc. (a)	940,000	22,043
		176,266
Media – 0.5%
Comcast Corp. Class A (special) (a)	100,000	2,604
Discovery Holding Co. Class A (a)	85,532	1,335
Liberty Global, Inc. Class A	42,766	954
Liberty Media Corp. Class A (a)	855,326	6,569
Pixar (a)	835,000	46,292
Time Warner, Inc.	976,950	17,566
TiVo, Inc. (a)(d)(e)	5,928,259	31,894
Viacom, Inc. Class B (non-vtg.)	841,977	28,122
Walt Disney Co.	211,500	5,273
		140,609
Multiline Retail – 0.3%
Federated Department Stores, Inc.	150,000	9,665
Kohl’s Corp. (a)	100,000	4,600
Target Corp.	1,065,000	56,988
		71,253
Specialty Retail – 2.2%
Bed Bath & Beyond, Inc. (a)	349,200	14,897
Best Buy Co., Inc.	1,112,500	53,667
Gap, Inc.	57,825	1,005
Guitar Center, Inc. (a)(e)	1,386,600	73,129
Home Depot, Inc.	5,331,150	222,735
Lowe’s Companies, Inc.	1,745,400	117,780
Staples, Inc.	5,120,602	118,286
		601,499

See accompanying notes which are an integral part of the financial statements.

9		Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Textiles, Apparel & Luxury Goods – 1.0%
Coach, Inc. (a)	4,762,200	$163,963
NIKE, Inc. Class B	1,127,000	96,133
Under Armour, Inc. Class A	522,700	11,829
		271,925

TOTAL CONSUMER DISCRETIONARY		1,416,938

CONSUMER STAPLES 7.5%
Beverages – 1.9%
PepsiCo, Inc.	4,386,640	259,689
The Coca-Cola Co.	5,722,500	244,294
		503,983
Food & Staples Retailing – 1.7%
Costco Wholesale Corp.	255,800	12,785
CVS Corp.	4,137,780	111,803
Sysco Corp.	308,200	9,961
Wal-Mart Stores, Inc.	3,331,700	161,787
Walgreen Co.	1,835,000	83,823
Whole Foods Market, Inc.	445,000	65,540
		445,699
Food Products 1.2%
Archer-Daniels Midland Co.	3,155,000	74,363
Dean Foods Co. (a)	1,151,280	43,967
General Mills, Inc.	490,000	23,290
Hershey Co.	200,000	10,844
Kellogg Co.	1,350,000	59,495
McCormick & Co., Inc. (non-vtg.)	340,000	10,615
TreeHouse Foods, Inc. (a)	360,256	7,104
Wm. Wrigley Jr. Co.	1,545,000	105,972
		335,650
Household Products – 2.0%
Clorox Co.	385,000	20,898
Colgate-Palmolive Co.	575,000	31,349
Kimberly Clark Corp.	1,031,600	60,844
Procter & Gamble Co.	7,180,383	410,646
		523,737
Personal Products 0.0%
Avon Products, Inc.	120,000	3,282

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER STAPLES – continued
Tobacco 0.7%
Altria Group, Inc.	2,630,380	$191,465

TOTAL CONSUMER STAPLES		2,003,816

ENERGY 4.9%
Energy Equipment & Services – 1.4%
Baker Hughes, Inc.	1,642,500	94,197
Diamond Offshore Drilling, Inc.	827,900	51,810
Schlumberger Ltd. (NY Shares)	542,000	51,886
Weatherford International Ltd. (a)	2,620,120	182,125
		380,018
Oil, Gas & Consumable Fuels – 3.5%
Amerada Hess Corp.	2,270,000	278,120
Anadarko Petroleum Corp	1,165,000	105,561
Apache Corp.	1,070,000	69,850
ConocoPhillips	1,703,810	103,098
Devon Energy Corp.	2,040,000	122,808
EnCana Corp.	1,090,000	48,377
EOG Resources, Inc.	1,120,000	80,360
Massey Energy Co.	2,216,950	84,133
Noble Energy, Inc.	850,000	31,765
Sasol Ltd. sponsored ADR	615,000	20,541
		944,613

TOTAL ENERGY		1,324,631

FINANCIALS – 4.8%
Capital Markets 1.6%
Ameriprise Financial, Inc.	3,397,009	142,844
Charles Schwab Corp.	5,651,475	86,185
Merrill Lynch & Co., Inc.	1,035,000	68,745
Nomura Holdings, Inc.	6,199,300	103,218
State Street Corp.	510,000	29,422
		430,414
Commercial Banks – 1.2%
Bank of America Corp.	3,795,000	174,153
Commerce Bancorp, Inc., New Jersey (d)	980,000	33,016

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Commercial Banks – continued
Synovus Financial Corp.	426,900	$12,017
Wells Fargo & Co.	1,460,000	91,761
		310,947
Consumer Finance – 0.9%
American Express Co.	4,752,548	244,376
Diversified Financial Services – 0.2%
Citigroup, Inc.	1,410,197	68,465
Insurance – 0.7%
American International Group, Inc.	2,608,750	175,151
Prudential Financial, Inc.	233,000	18,034
		193,185
Thrifts & Mortgage Finance – 0.2%
Fannie Mae	879,300	42,250

TOTAL FINANCIALS		1,289,637

HEALTH CARE – 31.4%
Biotechnology – 14.5%
Affymetrix, Inc. (a)(e)	6,383,890	314,343
Alexion Pharmaceuticals, Inc. (a)(e)	3,066,390	59,825
Alkermes, Inc. (a)(e)	9,017,090	163,931
Amgen, Inc. (a)	3,627,605	293,582
Amylin Pharmaceuticals, Inc. (a)(d)	3,565,000	133,367
Applera Corp. – Celera Genomics Group (a)	7,459,848	92,651
Biogen Idec, Inc. (a)	244,164	10,453
BioMarin Pharmaceutical, Inc. (a)(e)	4,010,500	39,062
Celgene Corp. (a)(e)	16,960,872	1,033,256
Crucell NV sponsored ADR (a)(d)	3,705,000	97,590
CV Therapeutics, Inc. (a)(e)	4,452,000	110,098
DOV Pharmaceutical, Inc. (a)(e)	2,303,900	33,268
Exelixis, Inc. (a)(e)	8,301,300	67,075
Genentech, Inc. (a)	865,800	82,788
Genzyme Corp. (a)	2,325,000	172,841
Gilead Sciences, Inc. (a)	1,035,000	52,464
Human Genome Sciences, Inc. (a)(e)	12,755,010	117,984
Immunomedics, Inc. (a)(d)(e)	4,987,700	10,125
Medarex, Inc. (a)	3,689,720	38,594
MedImmune, Inc. (a)	7,492,800	269,066
Millennium Pharmaceuticals, Inc. (a)	2,960,000	31,110

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Biotechnology – continued
Momenta Pharmaceuticals, Inc. (a)(d)(e)	3,035,500	$67,085
OSI Pharmaceuticals, Inc. (a)(d)	1,096,460	26,589
Protein Design Labs, Inc. (a)(e)	7,865,450	219,053
Regeneron Pharmaceuticals, Inc. (a)(e)	5,381,000	60,106
Seattle Genetics, Inc. (a)	1,690,066	8,400
Sunesis Pharmaceuticals, Inc.	850,000	4,539
Threshold Pharmaceuticals, Inc. (e)	1,971,192	26,434
Vertex Pharmaceuticals, Inc. (a)(e)	9,807,487	250,091
Zymogenetics, Inc. (a)	281,800	4,523
		3,890,293
Health Care Equipment & Supplies – 5.7%
Alcon, Inc.	720,000	100,944
Boston Scientific Corp. (a)	1,263,000	33,444
Dionex Corp. (a)	818,000	38,634
Foxhollow Technologies, Inc. (a)(d)	785,300	34,192
Gen-Probe, Inc. (a)(e)	3,146,163	145,258
Given Imaging Ltd. (a)	35,000	838
Hospira, Inc. (a)	4,721,520	208,455
Medtronic, Inc.	2,659,964	147,814
Millipore Corp. (a)(e)	4,375,870	279,443
Palomar Medical Technologies, Inc. (a)(d)(e)	1,607,289	54,696
St. Jude Medical, Inc. (a)	4,884,200	233,318
Thoratec Corp. (a)(e)	4,826,689	98,706
Varian Medical Systems, Inc. (a)	205,000	10,418
Ventana Medical Systems, Inc. (a)(e)	3,612,041	139,100
Zimmer Holdings, Inc. (a)	205,970	12,908
		1,538,168
Health Care Providers & Services – 4.0%
Cardinal Health, Inc.	840,000	53,718
Cerner Corp. (a)(d)(e)	2,241,760	216,106
Eclipsys Corp. (a)	1,395,000	25,012
Emdeon Corp. (a)(e)	23,729,200	181,528
HCA, Inc.	470,000	23,965
Laboratory Corp. of America Holdings (a)	540,000	28,021
McKesson Corp.	2,895,000	145,619
Medco Health Solutions, Inc. (a)	1,006,360	53,991
Quest Diagnostics, Inc.	1,020,000	51,092

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Providers & Services – continued
UnitedHealth Group, Inc.	4,441,400	$265,862
WebMD Health Corp. Class A (a)(d)(e)	545,200	14,442
		1,059,356
Pharmaceuticals – 7.2%
Abbott Laboratories	2,795,200	105,407
Allergan, Inc.	500,000	50,000
Atherogenics, Inc. (a)(d)(e)	3,455,000	51,790
Barr Pharmaceuticals, Inc. (a)	585,175	33,560
Bristol-Myers Squibb Co.	1,109,700	23,958
Elan Corp. PLC sponsored ADR (a)	3,510,000	36,329
Eli Lilly & Co.	1,410,000	71,205
Forest Laboratories, Inc. (a)	305,000	11,916
IVAX Corp. (a)	150,000	4,494
Johnson & Johnson	7,038,300	434,615
Merck & Co., Inc.	1,139,300	33,495
Pfizer, Inc.	7,896,000	167,395
Schering-Plough Corp.	8,832,600	170,646
Sepracor, Inc. (a)(e)	10,585,573	581,995
Watson Pharmaceuticals, Inc. (a)	1,835,000	61,216
Wyeth	2,310,200	96,012
		1,934,033

TOTAL HEALTH CARE		8,421,850

INDUSTRIALS – 7.3%
Aerospace & Defense – 0.8%
Honeywell International, Inc.	1,015,000	37,088
Lockheed Martin Corp.	535,100	32,427
The Boeing Co.	2,055,000	140,130
		209,645
Air Freight & Logistics – 0.3%
United Parcel Service, Inc. Class B	1,004,800	78,274
Airlines – 4.2%
AMR Corp. (a)(d)(e)	11,162,500	188,535
Gol Linhas Aereas Inteligentes SA sponsored ADR (d)	1,515,000	68,948
JetBlue Airways Corp. (a)(d)(e)	10,742,786	198,097
Ryanair Holdings PLC:
warrants (UBS Warrant Programme) 2/25/06 (a)	3,230,000	27,225
sponsored ADR (a)	945,000	47,080

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Airlines – continued
Southwest Airlines Co.	23,106,263	$381,253
US Airways Group, Inc. (a)(d)(e)	6,454,233	216,798
		1,127,936
Commercial Services & Supplies – 0.0%
Monster Worldwide, Inc. (a)	67,900	2,641
Electrical Equipment – 0.1%
Color Kinetics, Inc. (a)(e)	1,561,400	24,155
Industrial Conglomerates – 1.6%
3M Co.	1,745,000	136,948
General Electric Co.	7,925,000	283,081
		420,029
Machinery – 0.3%
Caterpillar, Inc.	350,000	20,223
Deere & Co.	159,900	11,089
ITT Industries, Inc.	290,000	31,540
Pall Corp.	1,125,000	31,230
		94,082

TOTAL INDUSTRIALS		1,956,762

INFORMATION TECHNOLOGY – 34.0%
Communications Equipment – 5.3%
CIENA Corp. (a)	1,974,400	5,903
Cisco Systems, Inc. (a)	9,462,600	165,974
Comverse Technology, Inc. (a)	950,000	24,900
Corning, Inc. (a)	6,358,000	128,750
F5 Networks, Inc. (a)(e)	3,845,723	203,170
Harris Corp.	760,000	33,881
Juniper Networks, Inc. (a)	1,025,000	23,052
Motorola, Inc.	3,190,000	76,847
NMS Communications Corp. (a)(e)	3,109,494	12,189
QUALCOMM, Inc.	11,918,400	541,930
Research In Motion Ltd. (a)	1,520,000	92,338
Sonus Networks, Inc. (a)(e)	24,937,670	102,494
		1,411,428
Computers & Peripherals – 7.8%
Apple Computer, Inc. (a)(d)	14,870,000	1,008,483
Dell, Inc. (a)	4,485,600	135,286
Hewlett-Packard Co.	485,000	14,390

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Computers & Peripherals – continued
International Business Machines Corp.	49,800	$4,427
Lexmark International, Inc. Class A (a)	36,900	1,757
Network Appliance, Inc. (a)(e)	21,497,208	625,999
Palm, Inc. (a)(d)(e)	4,770,444	135,385
SanDisk Corp. (a)	2,200,000	112,332
Seagate Technology	550,000	10,406
Sun Microsystems, Inc. (a)	14,786,500	55,745
		2,104,210
Electronic Equipment & Instruments – 0.8%
Agilent Technologies, Inc. (a)	1,100,000	39,226
Itron, Inc. (a)	1,125,000	52,594
RAE Systems, Inc. (a)(d)(e)	3,160,000	11,502
Sunpower Corp. Class A (e)	777,600	19,440
Symbol Technologies, Inc.	2,544,504	29,084
Trimble Navigation Ltd. (a)	982,500	32,010
Universal Display Corp. (a)(d)	1,365,000	15,902
		199,758
Internet Software & Services – 6.3%
aQuantive, Inc. (a)	2,745,000	73,813
Google, Inc. Class A (sub. vtg.) (a)	3,312,448	1,341,510
Openwave Systems, Inc. (a)(e)	4,135,000	68,682
VeriSign, Inc. (a)	200,000	4,446
Yahoo!, Inc. (a)	4,926,340	198,187
		1,686,638
IT Services – 0.2%
Cognizant Technology Solutions Corp. Class A (a)	1,287,358	62,553
First Data Corp.	50,000	2,164
Hewitt Associates, Inc. Class A (a)	13,800	354
		65,071
Semiconductors & Semiconductor Equipment – 8.2%
Advanced Micro Devices, Inc. (a)	9,230,000	241,641
Altera Corp. (a)	2,564,400	46,826
Analog Devices, Inc.	1,324,900	50,240
Applied Materials, Inc.	1,515,400	27,444
Atheros Communications, Inc. (a)(d)(e)	3,815,000	36,967
Atheros Communications, Inc. (a)(e)(f)	1,741,486	16,875
Broadcom Corp. Class A (a)	675,000	31,415
Cirrus Logic, Inc. (a)(e)	5,415,000	40,937
Cree, Inc. (a)(d)(e)	7,524,850	201,892

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
Semiconductors & Semiconductor Equipment – continued
Cypress Semiconductor Corp. (a)(d)(e)	13,185,000	$197,775
FEI Co. (a)(e)	2,048,100	40,880
Freescale Semiconductor, Inc.:
Class A (a)	2,840,021	73,131
Class B (a)	4,966,846	128,145
Intel Corp.	7,915,800	211,194
International Rectifier Corp. (a)(e)	3,581,300	126,993
KLA Tencor Corp.	510,000	26,107
Linear Technology Corp.	625,800	23,349
Marvell Technology Group Ltd. (a)	2,846,655	158,103
MEMC Electronic Materials, Inc. (a)	100,000	2,238
Micron Technology, Inc. (a)	4,291,800	61,201
MIPS Technologies, Inc. (a)	1,977,227	11,685
National Semiconductor Corp.	1,818,204	47,055
O2Micro International Ltd. sponsored ADR (a)	1,294,790	14,799
PortalPlayer, Inc. (d)	563,300	13,536
Power Integrations, Inc. (a)	62,500	1,363
Samsung Electronics Co. Ltd.	50,000	28,819
SigmaTel, Inc. (a)	149,968	2,184
Silicon Image, Inc. (a)	3,077,901	29,886
Silicon Laboratories, Inc. (a)	993,415	38,594
Texas Instruments, Inc.	6,351,000	206,280
Virage Logic Corp. (a)(e)	2,096,790	21,995
Xilinx, Inc.	1,015,100	26,839
		2,186,388
Software 5.4%
Adobe Systems, Inc.	1,894,800	61,789
Autodesk, Inc. (a)	100,000	4,172
Cognos, Inc. (a)	345,000	11,535
JAMDAT Mobile, Inc. (a)(d)(e)	1,623,670	37,133
Macromedia, Inc. (a)	1,082,200	48,547
Microsoft Corp.	16,390,000	454,167
Oracle Corp. (a)	3,765,000	47,326
Red Hat, Inc. (a)(e)	18,349,401	432,495
Salesforce.com, Inc. (a)(d)(e)	10,272,000	327,163
Symantec Corp. (a)	1,990,800	35,177
		1,459,504

TOTAL INFORMATION TECHNOLOGY		9,112,997

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS 2.9%
Chemicals – 2.6%
Dow Chemical Co.	125,000	$5,656
Minerals Technologies, Inc. (e)	1,450,000	82,099
Monsanto Co.	7,972,489	584,144
Mosaic Co. (a)	1,270,000	17,196
Potash Corp. of Saskatchewan	190,400	13,871
		702,966
Metals & Mining – 0.3%
Barrick Gold Corp. (d)	1,327,500	35,314
Inco Ltd.	41,000	1,801
Nucor Corp.	530,000	35,552
		72,667
Paper & Forest Products 0.0%
Neenah Paper, Inc.	17,472	490

TOTAL MATERIALS		776,123

TELECOMMUNICATION SERVICES – 1.3%
Diversified Telecommunication Services – 0.0%
Level 3 Communications, Inc. (a)(d)	525,000	1,785
Wireless Telecommunication Services – 1.3%
ALLTEL Corp.	2,645,000	176,765
Sprint Nextel Corp.	6,749,449	169,006
Vodafone Group PLC sponsored ADR	212,660	4,583
		350,354

TOTAL TELECOMMUNICATION SERVICES		352,139

TOTAL COMMON STOCKS
(Cost $21,831,283)		26,654,893

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Preferred Stocks 0.1%
	Shares	Value (Note 1)
		(000s)
Convertible Preferred Stocks 0.1%

HEALTH CARE – 0.1%
Biotechnology – 0.1%
Perlegen Sciences, Inc. Series D, 8.00% (f)	12,820,512	$20,000
Convertible Preferred Stocks continued

INFORMATION TECHNOLOGY – 0.0%
Communications Equipment – 0.0%
Procket Networks, Inc. Series C (a)(f)	2,531,390	0
TOTAL CONVERTIBLE PREFERRED STOCKS		20,000
Nonconvertible Preferred Stocks 0.0%

HEALTH CARE – 0.0%
Biotechnology – 0.0%
GeneProt, Inc. Series A (a)(f)	1,373,363	1
TOTAL PREFERRED STOCKS
(Cost $52,478)		20,001
Money Market Funds 3.5%
Fidelity Cash Central Fund, 4.08% (b)	152,218,313	152,218
Fidelity Securities Lending Cash Central Fund, 4.09% (b)(c)	794,797,336	794,797
TOTAL MONEY MARKET FUNDS
(Cost $947,015)		947,015

TOTAL INVESTMENT PORTFOLIO 103.0%
(Cost $22,830,776)		27,621,909

NET OTHER ASSETS – (3.0)%		(795,521)
NET ASSETS 100%		$26,826,388

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other accounts
managed by Fidelity Investments. The
rate quoted is the annualized seven day
yield of the fund at period end. A
complete unaudited listing of the fund’s
holdings as of its most recent quarter end
is available upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Affiliated company

(f) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $36,876,000
or 0.1% of net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Atheros
Communications,
Inc.	4/18/01	$15,000
GeneProt, Inc.
Series A	7/7/00	$7,553
Perlegen
Sciences, Inc.
Series D, 8.00%	2/23/05	$20,000
Procket Networks,
Inc. Series C	2/9/01	$25,000

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund	Income received
(Amounts in thousands)
Fidelity Cash Central Fund	$3,296
Fidelity Security Lending Cash Central Fund	7,429
Total	$10,725

See accompanying notes which are an integral part of the financial statements.

Annual Report 20

Other Affiliated Issuers

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

	Value,	Purchases	Sales	Dividend	Value, end
Affiliate	beginning of		Proceeds	Income	of period
(Amounts in thousands)	period
Affymetrix, Inc.	$ 206,949	$ 13,051	$—	$—	$ 314,343
Alexion Pharmaceuticals,
Inc.	55,877	9,485	—	—	59,825
Alkermes, Inc.	97,486	24,177	—	—	163,931
American Power
Conversion Corp.	84,560	160,394	270,718	2,804	—
AMR Corp.	144,141	—	58,963	—	188,535
Atherogenics, Inc.	50,858	24,965	—	—	51,790
Atheros Communications,
Inc.	28,199	14,398	—	—	36,967
Atheros Communications,
Inc.	19,487	—	—	—	16,875
Avid Technology, Inc.	139,114	—	137,770	—	—
BioMarin Pharmaceutical,
Inc.	—	27,823	—	—	39,062
Celgene Corp.	451,412	33,136	2,010	—	1,033,256
Cerner Corp.	187,776	16,328	82,519	—	216,106
Cirrus Logic, Inc.	49,249	—	16,200	—	40,937
Cognizant Technology
Solutions Corp. Class A	330,677	8,442	340,330	—	—
Color Kinetics, Inc.	5,720	16,823	—	—	24,155
Cree, Inc.	265,514	50,943	54,781	—	201,892
CV Therapeutics, Inc.	70,345	26,875	—	—	110,098
Cypress Semiconductor
Corp.	—	197,872	—	—	197,775
Dionex Corp.	68,868	10,964	25,334	—	—
DOV Pharmaceutical, Inc.	—	39,340	—	—	33,268
Emdeon Corp.	—	96,951	31,619	—	181,528
Exelixis, Inc.	26,103	41,335	—	—	67,075
F5 Networks, Inc.	148,776	18,953	—	—	203,170
FEI Co.	59,250	220	14,416	—	40,880
Gen Probe, Inc.	14,763	129,986	—	—	145,258
Guitar Center, Inc.	—	81,315	—	—	73,129
Hudson Highland Group,
Inc.	24,835	—	35,949	—	—
Human Genome Sciences,
Inc.	140,305	—	—	—	117,984
Immunomedics, Inc.	14,015	—	—	—	10,125
International Rectifier Corp.	159,198	87,056	76,709	—	126,993

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Investments continued

	Value,	Purchases	Sales	Dividend	Value, end
Affiliate	beginning of		Proceeds	Income	of period
(Amounts in thousands)	period
JAMDAT Mobile, Inc.	$—	$ 63,922	$16,806	$—	$ 37,133
JetBlue Airways Corp.	196,841	51,730	—	—	198,097
Macromedia, Inc.	2,996	185,394	169,907	—	—
Magma Design
Automation, Inc.	23,378	—	17,986	—	—
Microvision, Inc.	8,622	—	7,095	—	—
Millipore Corp.	161,507	154,350	79,366	—	279,443
Minerals Technologies, Inc.	44,455	51,522	—	248	82,099
MIPS Technologies, Inc.	33,801	1,136	11,482	—	—
Momenta Pharmaceuticals,
Inc.	—	80,171	—	—	67,085
Network Appliance, Inc.	911,794	15,736	242,252	—	625,999
Neurocrine Biosciences,
Inc.	100,644	—	90,942	—	—
NMS Communications
Corp.	18,971	3,837	3,967	—	12,189
Novell, Inc.	117,852	34,920	150,936	—	—
O2Micro International Ltd.	41,621	—	24,061	—	—
ONYX Pharmaceuticals,
Inc.	56,761	2,040	49,364	—	—
Openwave Systems, Inc.	—	69,389	—	—	68,682
OSI Pharmaceuticals, Inc.	211,834	16,667	136,670	—	—
Packeteer, Inc.	—	49,708	41,322	—	—
Palm, Inc.	—	32,133	5,596	—	135,385
palmOne, Inc.	130,965	—	—	—	—
PalmSource, Inc.	19,619	—	9,945	—	—
Palomar Medical
Technologies, Inc.	9,125	28,041	—	—	54,696
Pinnacle Systems, Inc.	30,422	—	60,904	—	—
PortalPlayer, Inc.	—	68,992	45,537	—	—
Protein Design Labs, Inc.	83,632	79,403	—	—	219,053
RAE Systems, Inc.	1,684	21,398	—	—	11,502
Red Hat, Inc.	265,699	—	—	—	432,495
Regeneron
Pharmaceuticals, Inc.	49,117	604	—	—	60,106
Salesforce.com, Inc.	60,324	132,348	—	—	327,163
Sepracor, Inc.	413,256	64,327	—	—	581,995
Shopping.com Ltd.	—	59,984	40,208	—	—
SigmaTel, Inc.	494	106,185	65,103	—	—
Silicon Image, Inc.	128,752	—	41,398	—	—
Sonus Networks, Inc.	163,320	951	—	—	102,494
Sunpower Corp. Class A	—	19,962	—	—	19,440

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

	Value,	Purchases	Sales	Dividend	Value, end
Affiliate	beginning of		Proceeds	Income	of period
(Amounts in thousands)	period
Tanox, Inc.	$ 32,354	$—	$ 28,193	$—	$—
Thoratec Corp.	40,978	19,360	6,918	—	98,706
Threshold Pharmaceuticals,
Inc.	—	21,896	—	—	26,434
TiVo, Inc.	36,518	5,491	13,006	—	31,894
Transkaryotic Therapies,
Inc.	37,618	44,737	128,982	—	—
Trident Microsystems, Inc.	18,901	441	20,030	—	—
Trimble Navigation Ltd.	92,895	15,873	78,723	—	—
US Airways Group, Inc.	—	157,968	—	—	216,798
Veeco Instruments, Inc.	30,151	—	29,495	—	—
Ventana Medical Systems,
Inc.	—	142,559	3,093	—	139,100
Vertex Pharmaceuticals,
Inc.	85,158	29,282	—	—	250,091
Virage Logic Corp.	31,515	—	—	—	21,995
WebMD Corp.	173,487	—	45,683	—	—
WebMD Health Corp.
Class A	—	13,273	—	—	14,442
Total	$6,710,538	$2,976,562	$2,812,288	$3,052	$7,809,473

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $3,029,175,000 of which $410,203,000, $2,490,827,000 and $128,145,000 will expire on November 30, 2009, 2010 and 2011, respectively.

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $772,806) See accompanying schedule:
Unaffiliated issuers (cost $15,430,380)	$18,865,421
Affiliated Central Funds (cost $947,015)	947,015
Other affiliated issuers (cost $6,453,381)	7,809,473
Total Investments (cost $22,830,776)		$27,621,909
Cash		277
Receivable for investments sold		139,707
Receivable for fund shares sold		43,426
Dividends receivable		18,607
Interest receivable		418
Prepaid expenses		135
Other affiliated receivables		160
Other receivables		1,446
Total assets		27,826,085

Liabilities
Payable for investments purchased	$145,504
Payable for fund shares redeemed	37,404
Accrued management fee	16,195
Other affiliated payables	5,213
Other payables and accrued expenses	584
Collateral on securities loaned, at value	794,797
Total liabilities		999,697

Net Assets		$26,826,388
Net Assets consist of:
Paid in capital		$25,238,294
Accumulated net investment loss		(458)
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(3,202,541)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		4,791,093
Net Assets, for 429,665 shares outstanding		$26,826,388
Net Asset Value, offering price and redemption price per
share ($26,826,388 ÷ 429,665 shares)		$62.44

See accompanying notes which are an integral part of the financial statements.

Annual Report 24

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends (including $3,052 received from other
affiliated issuers)		$140,357
Interest		47
Income from affiliated Central Funds
(including $7,429 from security lending)		10,725
Total income		151,129

Expenses
Management fee
Basic fee	$140,204
Performance adjustment	36,488
Transfer agent fees	54,337
Accounting and security lending fees	1,946
Independent trustees’ compensation	111
Appreciation in deferred trustee compensation account	57
Custodian fees and expenses	637
Registration fees	120
Audit	148
Legal	97
Interest	1
Miscellaneous	997
Total expenses before reductions	235,143
Expense reductions	(5,624)	229,519

Net investment income (loss)		(78,390)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,194,930
Other affiliated issuers	263,290
Foreign currency transactions	(77)
Total net realized gain (loss)		1,458,143
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,381,735
Assets and liabilities in foreign currencies	(79)
Total change in net unrealized appreciation
(depreciation)		2,381,656
Net gain (loss)		3,839,799
Net increase (decrease) in net assets resulting from
operations		$3,761,409

See accompanying notes which are an integral part of the financial statements.

25 Annual Report

Financial Statements continued

Statement of Changes in Net Assets
		Year ended	Year ended
		November 30,	November 30,
Amounts in thousands		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$(78,390)	$35,405
Net realized gain (loss)		1,458,143	1,992,824
Change in net unrealized appreciation (depreciation) .		2,381,656	(79,657)
Net increase (decrease) in net assets resulting
from operations		3,761,409	1,948,572
Distributions to shareholders from net investment income	.	(35,960)	—
Share transactions
Proceeds from sales of shares		4,382,921	5,916,605
Reinvestment of distributions		35,473	—
Cost of shares redeemed		(5,486,626)	(6,076,697)
Net increase (decrease) in net assets resulting from
share transactions		(1,068,232)	(160,092)
Total increase (decrease) in net assets		2,657,217	1,788,480

Net Assets
Beginning of period		24,169,171	22,380,691
End of period (including accumulated net investment
loss of $458 and undistributed net investment
income of $34,359, respectively)		$26,826,388	$24,169,171

Other Information
Shares
Sold		78,149	116,542
Issued in reinvestment of distributions		643	—
Redeemed		(98,355)	(120,395)
Net increase (decrease)		(19,563)	(3,853)

See accompanying notes which are an integral part of the financial statements.

Annual Report

26

Financial Highlights

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value,
beginning of period	$53.80	$ 49.40	$39.35	$52.85	$ 74.76
Income from Investment
Operations
Net investment
income (loss)B	(.18)	.08C	(.01)	(.16)	(.17)
Net realized and unrealized
gain (loss)	8.90	4.32	10.06	(13.34)	(15.03)
Total from investment
operations	8.72	4.40	10.05	(13.50)	(15.20)
Distributions from net investment
income	(.08)	—	—	—	—
Distributions from net realized
gain	—	—	—	—	(6.71)
Net asset value, end of period .	$62.44	$ 53.80	$49.40	$39.35	$ 52.85
Total ReturnA	16.23%	8.91%	25.54%	(25.54)%	(22.55)%
Ratios to Average Net AssetsD
Expenses before reductions	96%	.84%	.85%	1.12%	.98%
Expenses net of fee waivers,
if any	96%	.84%	.85%	1.12%	.98%
Expenses net of all reductions	.94%	.82%	.83%	1.08%	.95%
Net investment income (loss) .	(.32)%	.15%	(.03)%	(.38)%	(.29)%
Supplemental Data
Net assets, end of period
(in millions)	$26,826	$24,169	$22,381	$16,423	$22,444
Portfolio turnover rate	50%	49%	47%	63%	93%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Calculated based on average shares outstanding during the period.
C Investment income per share reflects a special dividend which amounted to $.18 per share.
D Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

27 Annual Report

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Growth Company Fund (the fund) is a fund of Fidelity Mt. Vernon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The trust is regis tered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end investment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

Annual Report

28

1. Significant Accounting Policies continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), independent Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross section of other Fidelity funds, and are marked to market. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements. Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

29 Annual Report

Notes to Financial Statements continued (Amounts in thousands except ratios) 1. Significant Accounting Policies continued Income Tax Information and Distributions to Shareholders continued

Distributions are recorded on the ex dividend date. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, capital loss carryforwards, deferred trustees compensation and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$6,940,192
Unrealized depreciation	(2,322,465)
Net unrealized appreciation (depreciation)	4,617,727
Undistributed ordinary income	—
Capital loss carryforward	(3,029,175)

Cost for federal income tax purposes	$23,004,182

The tax character of distributions paid was as follows:

	November 30, 2005	November 30, 2004
Ordinary Income	$35,960	$—

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

Annual Report 30

2. Operating Policies continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $12,344,343 and $13,531,327, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of .20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund’s relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .72% of the fund’s average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .22% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds do not pay a management fee.

31 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates continued

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $1,099 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Bank Borrowings.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank’s base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $6,667. The weighted average interest rate was 2.75% . At period end, there were no bank borrowings outstanding.

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32

8. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $4,674 for the period. In addition, through arrange ments with the fund’s custodian and transfer agent, credits realized as a result of unin vested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $5 and $945, respectively.

9. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the perfor mance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

33 Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and Shareholders of Fidelity Growth Company Fund:

We have audited the accompanying statement of assets and liabilities of Fidelity Growth Company Fund (the Fund), a fund of Fidelity Mt. Vernon Street Trust, including the schedule of investments as of November 30, 2005, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Fidelity Growth Company Fund as of November 30, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial high lights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP DELOITTE & TOUCHE LLP Boston, Massachusetts January 9, 2006

Annual Report 34

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

35 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of Growth Company. He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and man agement positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

Annual Report

36

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

37 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engi neering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technologies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

Annual Report

38

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corpora tion (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Carolina (16 school system).

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Member of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He currently serves as a member of the boards of Adelphia Communica tions Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

Annual Report

40

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Mt.Vernon Street Trust. Vice Chairman and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of Growth Company. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High Income Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Steven Wymer (43)

Year of Election or Appointment: 1997

Vice President of Growth Company. Mr. Wymer also serves as Vice President of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of Growth Company. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

41 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of Growth Company. Mr. Fross also serves as Assis tant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of Growth Company. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Invest ments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of Growth Company. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of Growth Company. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Executive Vice President of Risk Oversight for Fidelity Investments (2002). Previously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of Growth Company. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

Annual Report

42

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of Growth Company. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Invest ments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of Growth Company. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of Growth Company. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of Growth Company. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of Growth Company. Mr. Costello also serves as Assistant Treasurer of other Fidelity funds and is an employee of FMR.

43 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of Growth Company. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of Growth Company. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of Growth Company. Mr. Ryan also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Growth Company. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most recently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

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44

Distributions

The Fund designates 100% of the dividend distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders.

The Fund designates 100% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1 (h) (11) of the Internal Revenue code.

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Growth Company Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

46

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the fund’s returns, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objec tive similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

48

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the second quartile for the one and three year periods and the third quartile for the five year period. The Board also stated that the relative investment performance of the fund has compared favorably to its benchmark over time.

The Board also considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s invest ment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incen tive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided by Fidelity will benefit the fund’s shareholders, particularly in light of the

49 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 15% means that 85% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked and the impact of the fund’s performance adjustment, is also included in the chart and considered by the Board.

Annual Report

50

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund’s positive performance adjustment on the fund’s management fee ranking.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund’s positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

51 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or

Annual Report

52

expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; and (v) com pensation of portfolio managers and research analysts.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

53 Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report 54

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(such as changing name, address, bank, etc.) Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares
Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277 0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

55 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment
Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
Brown Brothers Harriman & Co.
Boston, MA

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

GCF UANN-0106 1.786708.102

Fidelity® New Millennium Fund®

Annual Report November 30, 2005

Contents

Chairman’s Message	4	Ned Johnson’s message to shareholders.
Performance	5	How the fund has done over time.
Management’s Discussion	6	The manager’s review of fund
		performance, strategy and outlook.
Shareholder Expense	7	An example of shareholder expenses.
Example
Investment Changes	8	A summary of major shifts in the fund’s
		investments over the past six months.
Investments	9	A complete list of the fund’s investments
		with their market values.
Financial Statements	21	Statements of assets and liabilities,
		operations, and changes in net assets,
		as well as financial highlights.
Notes	25	Notes to the financial statements.
Report of Independent	31
Registered Public
Accounting Firm
Trustees and Officers	32
Board Approval of	42
Investment Advisory
Contracts and
Management Fees

To view a fund’s proxy voting guidelines and proxy voting record for the 12 month period ended June 30, visit www.fidelity.com/proxyvotingresults or visit the Securities and Exchange
Commission’s (SEC) web site at www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor’s, S&P and S&P 500 are registered service marks of The McGraw Hill Companies,
Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

Annual Report 2

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N Q. Forms N Q are available on the SEC’s web site at
http://www.sec.gov. A fund’s Forms N Q may be reviewed and copied at the SEC’s Public Reference
Room in Washington, DC. Information regarding the operation of the SEC’s Public Reference
Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund’s portfolio holdings, view the most recent quarterly holdings report, semiannual report, or annual report on Fidelity’s web site at http://www.fidelity.com/holdings.
NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE
Neither the fund nor Fidelity Distributors Corporation is a bank.

3 Annual Report

Chairman’s Message

(photograph of Edward C. Johnson 3d)

Dear Shareholder:

During the past year or so, much has been reported about the mutual fund industry, and much of it has been more critical than I believe is warranted. Allegations that some companies have been less than forthright with their shareholders have cast a shadow on the entire industry. I continue to find these reports disturbing, and assert that they do not create an accurate picture of the industry overall. Therefore, I would like to remind every one where Fidelity stands on these issues. I will say two things specifically regarding allegations that some mutual fund companies were in violation of the Securities and Exchange Commission’s forward pricing rules or were involved in so called “market timing” activities.

First, Fidelity has no agreements that permit customers who buy fund shares after 4 p.m. to obtain the 4 p.m. price. This is not a new policy. This is not to say that some one could not deceive the company through fraudulent acts. However, we are extremely diligent in preventing fraud from occurring in this manner and in every other. But I underscore again that Fidelity has no so called “agreements” that sanction illegal practices.

Second, Fidelity continues to stand on record, as we have for years, in opposition to predatory short term trading that adversely affects shareholders in a mutual fund. Back in the 1980s, we initiated a fee which is returned to the fund and, therefore, to investors to discourage this activity. Further, we took the lead several years ago in developing a Fair Value Pricing Policy to prevent market timing on foreign securities in our funds. I am confident we will find other ways to make it more difficult for predatory traders to operate. However, this will only be achieved through close cooperation among regulators, legislators and the industry.

Yes, there have been unfortunate instances of unethical and illegal activity within the mutual fund industry from time to time. That is true of any industry. When this occurs, confessed or convicted offenders should be dealt with appropriately. But we are still concerned about the risk of over regulation and the quick application of simplistic solutions to intricate problems. Every system can be improved, and we support and applaud well thought out improvements by regulators, legislators and industry representatives that achieve the common goal of building and protecting the value of investors’ holdings.

For nearly 60 years, Fidelity has worked very hard to improve its products and service to justify your trust. When our family founded this company in 1946, we had only a few hundred customers. Today, we serve more than 18 million customers including individual investors and participants in retirement plans across America.

Let me close by saying that we do not take your trust in us for granted, and we realize that we must always work to improve all aspects of our service to you. In turn, we urge you to continue your active participation with your financial matters, so that your interests can be well served.

Best regards,

/s/ Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report 4

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund’s dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund’s returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns
Periods ended November 30, 2005	Past 1	Past 5	Past 10
	year	years	years
Fidelity® New Millennium Fund®	11.07%	1.69%	14.69%

$10,000 Over 10 Years

Let’s say hypothetically that $10,000 was invested in Fidelity® New Millennium Fund® on November 30, 1995. The chart shows how the value of your investment would have changed, and also shows how the Standard & Poor’s 500SM Index performed over the same period.

5 Annual Report

5

Management’s Discussion of Fund Performance

Comments from Neal Miller, Portfolio Manager of Fidelity® New Millennium Fund®

Numerous events unfolded during the 12 month period ending November 30, 2005, that were major influences on the U.S. equity markets. Issues exerting downward pressure on stocks included higher levels of inflation, eight short term interest rate hikes by the Federal Reserve Board, exorbitant energy prices, and a Category 4 hurricane that devas tated both the city of New Orleans and several nearby oil production and refinery facilities. Grabbing most of the markets’ upbeat headlines was consistent strength in consumer spending, corporate earnings and gross domestic product (GDP). When all was said and done, investors demonstrated their conviction in the economy, pushing stocks higher across the board. By period end, the Standard & Poor’s 500SM Index, the NASDAQ Composite® Index and the Dow Jones Industrial AverageSM approached or exceeded four and a half year highs. For the 12 months overall, the S&P 500® was up 8.44%, the NASDAQ® rose 7.28% and the Dow advanced 6.07%, threatening to eclipse the 11,000 threshold for the first time since 2001.

Fidelity New Millennium Fund achieved an 11.07% return for the one year period ending November 30, 2005, outpacing the S&P 500, as well as the LipperSM Capital Appreciation Funds Average, which returned 7.90% . Astute stock picking drove the lion’s share of the fund’s outperformance versus the index, with the biggest contributions coming from the industrials, materials and energy sectors. Among the strongest contributors were such names as Joy Global, the leading maker of coal mining machinery; Titanium Metals, the world’s largest producer of titanium; and Smith International, an energy services provider. The fund added significantly to its health care weighting during the period and benefited from such holdings in health care equipment and services as managed care provider PacifiCare Health Systems and prescription benefit manager Express Scripts. Conversely, the fund lost ground due to unfavorable security selection in consumer durables and in technology hardware and equipment, due to disappointing results from Harman Interna tional Industries and Avid Technology, respectively. One unfortunate pick in materials, Potash Corp. of Saskatchewan, also dampened returns.

The views expressed in this statement reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

6 6

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2005 to November 30, 2005).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the share holder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period*
	Account Value	Account Value	June 1, 2005 to
	June 1, 2005	November 30, 2005	November 30, 2005
Actual	$1,000.00	$1,150.80 $	$4.80
Hypothetical (5% return per year
before expenses)	$1,000.00	$1,020.61 $	$4.51

* Expenses are equal to the Fund’s annualized expense ratio of .89%; multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one half year period).

7 Annual Report

Investment Changes

Top Ten Stocks as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Smith International, Inc.	4.5	3.8
Puma AG	3.2	2.6
Potash Corp. of Saskatchewan	2.6	3.5
Titanium Metals Corp.	2.5	0.4
Valero Energy Corp.	2.1	1.4
Humana, Inc.	2.1	0.0
Google, Inc. Class A (sub. vtg.)	2.0	1.4
Chicago Bridge & Iron Co. NV (NY Shares)	2.0	1.8
UnitedHealth Group, Inc.	1.8	0.4
Joy Global, Inc.	1.8	1.2
	24.6
Top Five Market Sectors as of November 30, 2005
	% of fund’s	% of fund’s net assets
	net assets	6 months ago
Health Care	22.6	6.0
Industrials	14.6	18.4
Energy	13.8	12.2
Consumer Discretionary	12.4	19.9
Information Technology	11.7	23.3

Annual Report 8

Investments November 30, 2005
Showing Percentage of Net Assets

Common Stocks 97.4%
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – 12.4%
Automobiles – 0.6%
Dongfeng Motor Group Co. Ltd. (H Shares)	5,660,000	$1,180
Thor Industries, Inc.	517,500	19,831
Winnebago Industries, Inc.	25,600	860
		21,871
Distributors – 0.1%
Li & Fung Ltd.	2,016,000	4,069
Hotels, Restaurants & Leisure 1.9%
Buffalo Wild Wings, Inc. (a)	109,400	3,087
International Speedway Corp.:
Class A	184,722	10,080
Class B	228,100	12,386
Kerzner International Ltd. (a)	13,600	884
Las Vegas Sands Corp.	42,700	1,781
Luby’s, Inc. (a)	157,800	2,017
Penn National Gaming, Inc. (a)	158,800	5,267
Red Robin Gourmet Burgers, Inc. (a)	36,500	2,004
Station Casinos, Inc.	46,800	3,245
The Cheesecake Factory, Inc. (a)	465,437	17,054
Vail Resorts, Inc. (a)	98,000	3,651
Wynn Resorts Ltd. (a)	36,400	2,032
		63,488
Household Durables – 3.1%
Champion Enterprises, Inc. (a)	3,582,500	51,839
Garmin Ltd. (d)	965,550	53,202
		105,041
Internet & Catalog Retail 0.6%
Coldwater Creek, Inc. (a)	105,400	3,310
eBay, Inc. (a)	353,100	15,822
		19,132
Leisure Equipment & Products – 0.2%
Li Ning Co. Ltd.	1,886,000	1,240
Oakley, Inc. (d)	370,600	5,959
		7,199
Media – 0.5%
ADVO, Inc.	30,874	843
Playboy Enterprises, Inc. Class B (non-vtg.) (a)	148,300	2,125
Television Broadcasts Ltd.	168,000	909
Thomson Corp.	36,400	1,280

See accompanying notes which are an integral part of the financial statements.

9		Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

CONSUMER DISCRETIONARY – continued
Media – continued
VNU NV	325,700	$10,175
XM Satellite Radio Holdings, Inc. Class A (a)	78,400	2,294
Yellow Pages Income Fund	91,500	1,200
		18,826
Multiline Retail – 0.1%
Takashimaya Co. Ltd.	122,000	1,888
Specialty Retail – 1.4%
Abercrombie & Fitch Co. Class A	72,500	4,446
Chico’s FAS, Inc. (a)	109,100	4,812
Citi Trends, Inc.	71,700	2,553
Dress Barn, Inc. (a)	641,100	21,400
The Buckle, Inc.	46,000	1,501
Tiffany & Co., Inc.	225,400	9,174
Urban Outfitters, Inc. (a)	141,600	4,370
		48,256
Textiles, Apparel & Luxury Goods – 3.9%
Louis Vuitton Moet Hennessy (LVMH) (d)	78,500	6,737
Phillips Van Heusen Corp.	72,900	2,471
Polo Ralph Lauren Corp. Class A	80,500	4,315
Puma AG	402,276	108,569
Quiksilver, Inc. (a)	892,900	10,965
Stride Rite Corp.	112,600	1,547
		134,604

TOTAL CONSUMER DISCRETIONARY		424,374

CONSUMER STAPLES 2.4%
Food & Staples Retailing – 2.2%
Longs Drug Stores Corp.	597,700	25,480
United Natural Foods, Inc. (a)	36,400	1,022
Whole Foods Market, Inc.	331,300	48,794
		75,296
Food Products 0.2%
Flowers Foods, Inc.	101,300	2,626
Tootsie Roll Industries, Inc.	73,800	2,229
		4,855

TOTAL CONSUMER STAPLES		80,151

See accompanying notes which are an integral part of the financial statements.

Annual Report

10

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

ENERGY 13.8%
Energy Equipment & Services – 7.9%
BJ Services Co.	241,800	$8,862
Carbo Ceramics, Inc.	31,050	1,831
Diamond Offshore Drilling, Inc.	104,200	6,521
Halliburton Co.	425,200	27,064
Nabors Industries Ltd. (a)	345,200	24,167
Rowan Companies, Inc.	297,600	10,678
Schlumberger Ltd. (NY Shares)	165,700	15,862
Smith International, Inc.	4,020,500	151,933
TETRA Technologies, Inc. (a)	53,350	1,563
Tidewater, Inc.	458,300	20,715
		269,196
Oil, Gas & Consumable Fuels – 5.9%
Alpha Natural Resources, Inc.	278,300	6,685
Cameco Corp.	464,100	26,431
CONSOL Energy, Inc.	386,500	25,014
Frontier Oil Corp.	470,000	17,710
Ivanhoe Energy, Inc. (a)	672,700	1,009
Newfield Exploration Co. (a)	116,000	5,366
Peabody Energy Corp.	65,000	5,126
Plains Exploration & Production Co. (a)	326,500	13,844
Quicksilver Resources, Inc. (a)	143,400	5,429
Tesoro Corp.	128,200	7,060
USEC, Inc.	775,600	8,532
Valero Energy Corp.	752,800	72,419
Williams Companies, Inc.	259,600	5,581
		200,206

TOTAL ENERGY		469,402

FINANCIALS – 8.0%
Capital Markets 1.3%
Ameritrade Holding Corp. (a)	183,185	4,279
E*TRADE Financial Corp. (a)	1,321,200	25,790
Franklin Resources, Inc.	27,300	2,536
GFI Group, Inc.	51,005	2,272
LaBranche & Co., Inc. (a)(d)	36,400	389
Nomura Holdings, Inc. sponsored ADR	56,500	941
optionsXpress Holdings, Inc.	399,100	9,782
		45,989

See accompanying notes which are an integral part of the financial statements.

11 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

FINANCIALS – continued
Consumer Finance – 0.1%
Nelnet, Inc. Class A (a)	86,400	$3,288
Diversified Financial Services – 3.6%
Chicago Mercantile Exchange Holdings, Inc. Class A	11,500	4,073
IntercontinentalExchange, Inc.	183,900	5,940
Leucadia National Corp.	496,150	23,508
Moody’s Corp.	734,700	44,192
The Nasdaq Stock Market, Inc. (a)	1,121,800	43,896
		121,609
Insurance – 2.7%
Allstate Corp.	255,000	14,306
Arch Capital Group Ltd. (a)	54,600	2,864
Aspen Insurance Holdings Ltd.	73,400	1,837
CNA Financial Corp. (a)	65,600	2,234
HCC Insurance Holdings, Inc.	36,300	1,109
Loews Corp.	34,100	3,293
Max Re Capital Ltd.	6,059	162
MetLife, Inc.	71,900	3,699
Montpelier Re Holdings Ltd.	131,300	2,577
Progressive Corp.	147,500	18,141
Prudential Financial, Inc.	105,400	8,158
Swiss Reinsurance Co. (Reg.)	22,635	1,672
The Chubb Corp.	40,600	3,932
W.R. Berkley Corp.	288,450	13,448
White Mountains Insurance Group Ltd.	5,100	3,103
XL Capital Ltd. Class A	91,300	6,060
Zenith National Insurance Corp.	100,100	4,745
		91,340
Real Estate 0.3%
CB Richard Ellis Group, Inc. Class A (a)	134,200	7,448
Shun Tak Holdings Ltd.	2,592,000	2,206
Sinochem Hong Kong Holding Ltd. (a)	11,679,600	2,033
		11,687

TOTAL FINANCIALS		273,913

HEALTH CARE – 22.6%
Biotechnology – 3.9%
Amgen, Inc. (a)	158,600	12,835
Applera Corp. – Applied Biosystems Group	36,400	1,004

See accompanying notes which are an integral part of the financial statements.

Annual Report

12

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Biotechnology – continued
Biogen Idec, Inc. (a)	502,600	$21,516
Cubist Pharmaceuticals, Inc. (a)	72,900	1,648
Genentech, Inc. (a)	544,370	52,053
Gilead Sciences, Inc. (a)	657,600	33,334
Invitrogen Corp. (a)	95,600	6,372
Medarex, Inc. (a)	11,600	121
Neurocrine Biosciences, Inc. (a)	18,200	1,083
Senomyx, Inc. (a)	17,400	222
Vertex Pharmaceuticals, Inc. (a)	108,500	2,767
		132,955
Health Care Equipment & Supplies – 2.1%
Abaxis, Inc. (a)	36,400	604
Alcon, Inc.	12,400	1,738
C.R. Bard, Inc.	293,300	19,026
Cytyc Corp. (a)	126,500	3,480
Foxhollow Technologies, Inc. (a)	31,200	1,358
Haemonetics Corp. (a)	153,400	7,843
Hologic, Inc. (a)	209,200	14,868
INAMED Corp. (a)	72,700	6,095
Intermagnetics General Corp. (a)	30,500	1,020
IRIS International, Inc. (a)	23,600	582
Mentor Corp.	215,200	10,489
Meridian Bioscience, Inc.	128,100	2,392
Quidel Corp. (a)	24,200	338
		69,833
Health Care Providers & Services – 14.4%
Aetna, Inc.	566,700	52,414
American Retirement Corp. (a)	27,400	675
Capital Senior Living Corp. (a)	69,300	700
Cardinal Health, Inc.	67,200	4,297
Caremark Rx, Inc. (a)	907,300	46,626
Cerner Corp. (a)	151,200	14,576
CIGNA Corp.	426,900	48,035
Emeritus Corp. (a)	28,500	553
Express Scripts, Inc. (a)	380,500	32,137
Health Net, Inc. (a)	809,200	41,293
Horizon Health Corp. (a)	142,578	3,311
Humana, Inc. (a)	1,548,300	70,959
Lifeline Systems, Inc. (a)	10,900	387

See accompanying notes which are an integral part of the financial statements.

13 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

HEALTH CARE – continued
Health Care Providers & Services – continued
Medco Health Solutions, Inc. (a)	306,000	$16,417
Omnicare, Inc.	277,500	15,804
Owens & Minor, Inc.	67,500	1,914
PacifiCare Health Systems, Inc. (a)	477,600	41,093
Pharmaceutical Product Development, Inc.	40,900	2,384
Psychiatric Solutions, Inc. (a)	188,300	10,624
Radiation Therapy Services, Inc. (a)	32,500	1,233
UnitedHealth Group, Inc.	1,047,900	62,727
WellPoint, Inc. (a)	294,200	22,603
		490,762
Pharmaceuticals – 2.2%
Allergan, Inc.	73,400	7,340
Barr Pharmaceuticals, Inc. (a)	72,600	4,164
Connetics Corp. (a)	19,006	252
Mylan Laboratories, Inc.	198,000	4,136
Novartis AG sponsored ADR	18,000	943
Roche Holding AG (participation certificate)	245,061	36,829
Teva Pharmaceutical Industries Ltd. sponsored ADR	326,000	13,327
Watson Pharmaceuticals, Inc. (a)	268,800	8,967
		75,958

TOTAL HEALTH CARE		769,508

INDUSTRIALS – 14.6%
Aerospace & Defense – 0.7%
EADS NV	195,300	7,236
Rockwell Collins, Inc.	226,500	10,351
The Boeing Co.	78,600	5,360
		22,947
Air Freight & Logistics – 1.5%
Expeditors International of Washington, Inc.	27,300	1,939
Forward Air Corp.	178,374	6,858
Hub Group, Inc. Class A (a)	200,258	8,120
UTI Worldwide, Inc.	344,800	33,546
		50,463
Commercial Services & Supplies – 1.2%
American Ecology Corp. (a)	82,000	1,334
CDI Corp.	50,500	1,426
Clean Harbors, Inc. (a)(d)	219,400	6,332

See accompanying notes which are an integral part of the financial statements.

Annual Report

14

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Commercial Services & Supplies – continued
Corporate Executive Board Co.	45,100	$3,902
FTI Consulting, Inc. (a)	60,300	1,710
Healthcare Services Group, Inc.	54,700	1,162
Monster Worldwide, Inc. (a)	270,000	10,503
PHH Corp. (a)	18,200	525
Robert Half International, Inc.	370,400	14,172
		41,066
Construction & Engineering – 3.8%
Chicago Bridge & Iron Co. NV (NY Shares)	2,590,800	67,076
EMCOR Group, Inc. (a)	38,900	2,752
Fluor Corp.	114,500	8,484
Foster Wheeler Ltd. (a)	232,000	8,081
Jacobs Engineering Group, Inc. (a)	73,200	4,756
JGC Corp.	401,000	7,295
Perini Corp. (a)	79,200	2,040
Shaw Group, Inc. (a)	542,300	15,667
Washington Group International, Inc. (a)	279,900	14,474
		130,625
Electrical Equipment – 0.2%
ABB Ltd. sponsored ADR (a)	970,700	8,494
Industrial Conglomerates – 0.0%
Walter Industries, Inc.	21,400	1,077
Machinery – 2.5%
Bucyrus International, Inc. Class A	100,800	4,728
Hexagon AB (B Shares)	29,640	778
Joy Global, Inc.	1,179,700	62,394
Stewart & Stevenson Services, Inc.	258,500	5,299
Toro Co.	90,400	3,633
Watts Water Technologies, Inc. Class A	278,900	8,057
		84,889
Marine – 1.5%
Alexander & Baldwin, Inc.	863,373	43,186
Kirby Corp. (a)	124,000	6,597
		49,783
Road & Rail 3.2%
Burlington Northern Santa Fe Corp.	427,500	28,292
Dollar Thrifty Automotive Group, Inc. (a)	122,400	4,590
Florida East Coast Industries, Inc. Class A	93,800	4,152

See accompanying notes which are an integral part of the financial statements.

15 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INDUSTRIALS – continued
Road & Rail – continued
Kansas City Southern (a)	1,100,100	$27,469
Laidlaw International, Inc.	726,500	15,707
Landstar System, Inc.	662,800	28,527
		108,737

TOTAL INDUSTRIALS		498,081

INFORMATION TECHNOLOGY – 11.7%
Communications Equipment – 1.2%
CIENA Corp. (a)	2,824,200	8,444
Comverse Technology, Inc. (a)	176,200	4,618
Corning, Inc. (a)	688,200	13,936
F5 Networks, Inc. (a)	500	26
Foundry Networks, Inc. (a)	146,000	2,028
Powerwave Technologies, Inc. (a)	244,500	3,071
QUALCOMM, Inc.	188,200	8,557
		40,680
Computers & Peripherals – 1.2%
Intergraph Corp. (a)	166,900	8,015
UNOVA, Inc. (a)	1,217,400	34,245
		42,260
Electronic Equipment & Instruments – 0.8%
FLIR Systems, Inc. (a)	992,900	24,544
ScanSource, Inc. (a)	35,100	2,081
		26,625
Internet Software & Services – 2.7%
Blue Coat Systems, Inc. (a)	36,400	1,649
Digitas, Inc. (a)	833,616	10,420
Google, Inc. Class A (sub. vtg.) (a)	170,500	69,051
Tencent Holdings Ltd.	1,211,000	1,226
ValueClick, Inc. (a)	144,600	2,730
Vignette Corp. (a)	200,600	3,553
Websense, Inc. (a)	30,800	2,000
		90,629
IT Services – 0.2%
Forrester Research, Inc. (a)	69,600	1,297
Gartner, Inc. Class A (a)	47,700	643
Global Payments, Inc.	53,600	2,347

See accompanying notes which are an integral part of the financial statements.

Annual Report

16

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – continued
IT Services – continued
Intrado, Inc. (a)	15,400	$348
MoneyGram International, Inc.	67,400	1,744
VeriFone Holdings, Inc.	27,400	627
		7,006
Office Electronics – 0.1%
Zebra Technologies Corp. Class A (a)	59,000	2,663
Semiconductors & Semiconductor Equipment – 1.3%
Advanced Micro Devices, Inc. (a)	198,100	5,186
ASML Holding NV (NY Shares) (a)	317,700	6,087
KLA Tencor Corp.	101,000	5,170
Lam Research Corp. (a)	190,000	7,133
Linear Technology Corp.	43,600	1,627
Marvell Technology Group Ltd. (a)	36,100	2,005
Micron Technology, Inc. (a)	1,163,800	16,596
Siliconware Precision Industries Co. Ltd. sponsored ADR (d)	278,000	1,468
		45,272
Software 4.2%
Activision, Inc. (a)	1,842,406	24,522
Autodesk, Inc. (a)	1,119,400	46,701
Citrix Systems, Inc. (a)	669,300	18,165
Cognos, Inc. (a)	233,500	7,807
FactSet Research Systems, Inc.	40,100	1,553
Fair, Isaac & Co., Inc.	161,900	7,418
Informatica Corp. (a)	36,100	406
McAfee, Inc. (a)	482,200	13,410
NAVTEQ Corp. (a)	519,700	21,827
Quality Systems, Inc.	27,300	2,215
Salesforce.com, Inc. (a)	2,700	86
		144,110

TOTAL INFORMATION TECHNOLOGY		399,245

MATERIALS 11.1%
Chemicals – 4.0%
Air Products & Chemicals, Inc.	154,901	9,165
Chemtura Corp.	333,300	4,016
K&S AG	44,298	2,806
Monsanto Co.	168,700	12,361
Mosaic Co. (a)	319,600	4,327

See accompanying notes which are an integral part of the financial statements.

17 Annual Report

Investments continued

Common Stocks continued
	Shares	Value (Note 1)
		(000s)

MATERIALS – continued
Chemicals – continued
Potash Corp. of Saskatchewan	1,207,000	$87,934
Praxair, Inc.	264,600	13,759
Sigma Aldrich Corp.	45,300	2,992
		137,360
Construction Materials 2.3%
Cemex SA de CV sponsored ADR	52,100	2,933
Headwaters, Inc. (a)	136,900	4,878
Martin Marietta Materials, Inc.	624,800	46,929
Vulcan Materials Co.	364,300	24,299
		79,039
Metals & Mining – 4.8%
Aber Diamond Corp.	114,600	4,102
Allegheny Technologies, Inc.	573,100	18,901
POSCO sponsored ADR	86,900	4,324
Quanex Corp.	218,400	13,508
RTI International Metals, Inc. (a)	1,013,500	37,804
Titanium Metals Corp. (a)(d)	1,331,500	84,084
		162,723
Paper & Forest Products 0.0%
Stella-Jones, Inc.	100,900	1,120

TOTAL MATERIALS		380,242

TELECOMMUNICATION SERVICES – 0.5%
Wireless Telecommunication Services – 0.5%
American Tower Corp. Class A (a)	381,300	10,406
Linktone Ltd. sponsored ADR (a)	675,300	7,199
		17,605

UTILITIES – 0.3%
Electric Utilities – 0.1%
FPL Group, Inc.	68,800	2,916
Independent Power Producers & Energy Traders – 0.2%
Black Hills Corp.	180,600	6,601

TOTAL UTILITIES		9,517

TOTAL COMMON STOCKS
(Cost $2,477,625)		3,322,038

See accompanying notes which are an integral part of the financial statements.

Annual Report

18

Convertible Preferred Stocks 0.0%
	Shares	Value (Note 1)
		(000s)

INFORMATION TECHNOLOGY – 0.0%
Communications Equipment – 0.0%
Chorum Technologies, Inc. Series E (a)(e)	18,500	$0
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $278)		0
Money Market Funds 5.3%
Fidelity Cash Central Fund, 4.08% (b)	77,134,784	77,135
Fidelity Securities Lending Cash Central Fund,
4.09% (b)(c)	105,431,850	105,432
TOTAL MONEY MARKET FUNDS
(Cost $182,567)		182,567
TOTAL INVESTMENT PORTFOLIO 102.7%
(Cost $2,660,470)		3,504,605

NET OTHER ASSETS – (2.7)%		(93,627)
NET ASSETS 100%		$3,410,978

Legend

(a) Non-income producing

(b) Affiliated fund that is available only to
investment companies and other
accounts managed by Fidelity
Investments. The rate quoted is the
annualized seven-day yield of the fund
at period end. A complete unaudited
listing of the fund’s holdings as of its
most recent quarter end is available
upon request.

(c) Investment made with cash collateral
received from securities on loan.

(d) Security or a portion of the security is on
loan at period end.

(e) Restricted securities – Investment in
securities not registered under the
Securities Act of 1933 (excluding 144A
issues). At the end of the period, the
value of restricted securities (excluding
144A issues) amounted to $0 or 0.0% of
net assets.

Additional information on each holding is as follows:

	Acquisition	Acquisition
Security	Date	Cost (000s)
Chorum
Technologies, Inc.
Series E	9/19/00	$319

See accompanying notes which are an integral part of the financial statements.

19 Annual Report

Investments continued

Affiliated Central Funds

Information regarding income received by the fund from the affiliated Central funds during the period is as follows:

Fund
(Amounts in thousands)	Income received
Fidelity Cash Central Fund	$2,773
Fidelity Securities Lending Cash Central Fund	2,331
Total	$5,104

Other Information

Distribution of investments by country of issue, as a percentage of total net assets, is as follows:

United States of America	83.5%
Canada	3.7%
Germany	3.3%
Netherlands	2.7%
Cayman Islands	1.6%
Switzerland	1.5%
British Virgin Islands	1.0%
Others (individually less than 1%) .	2.7%
100.0%

Income Tax Information

At November 30, 2005, the fund had a capital loss carryforward of approximately $26,063,000 all of which will expire on November 30, 2010.

See accompanying notes which are an integral part of the financial statements.

Annual Report

20

Financial Statements

Statement of Assets and Liabilities
Amounts in thousands (except per share amount)		November 30, 2005

Assets
Investment in securities, at value (including securities
loaned of $103,584) See accompanying schedule:
Unaffiliated issuers (cost $2,477,903)	$3,322,038
Affiliated Central Funds (cost $182,567)	182,567
Total Investments (cost $2,660,470)		$3,504,605
Receivable for investments sold		33,929
Receivable for fund shares sold		1,968
Dividends receivable		2,207
Interest receivable		291
Prepaid expenses		18
Other receivables		454
Total assets		3,543,472

Liabilities
Payable to custodian bank	$30
Payable for investments purchased	22,257
Payable for fund shares redeemed	2,355
Accrued management fee	1,769
Other affiliated payables	598
Other payables and accrued expenses	53
Collateral on securities loaned, at value	105,432
Total liabilities		132,494

Net Assets		$3,410,978
Net Assets consist of:
Paid in capital		$2,595,510
Accumulated net investment loss		(3)
Accumulated undistributed net realized gain (loss) on
investments and foreign currency transactions		(28,664)
Net unrealized appreciation (depreciation) on
investments and assets and liabilities in foreign
currencies		844,135
Net Assets, for 99,996 shares outstanding		$3,410,978
Net Asset Value, offering price and redemption price per
share ($3,410,978 ÷ 99,996 shares)		$34.11

See accompanying notes which are an integral part of the financial statements.

21 Annual Report

Financial Statements continued

Statement of Operations
Amounts in thousands	Year ended November 30, 2005

Investment Income
Dividends		$20,945
Interest		19
Income from affiliated Central Funds (including $2,331
from security lending)		5,104
Total income		26,068

Expenses
Management fee
Basic fee	$20,628
Performance adjustment	315
Transfer agent fees	6,188
Accounting and security lending fees	958
Independent trustees’ compensation	16
Custodian fees and expenses	102
Registration fees	68
Audit	69
Legal	12
Miscellaneous	120
Total expenses before reductions	28,476
Expense reductions	(1,936)	26,540

Net investment income (loss)		(472)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	261,472
Foreign currency transactions	114
Total net realized gain (loss)		261,586
Change in net unrealized appreciation (depreciation) on:
Investment securities	82,556
Assets and liabilities in foreign currencies	(3)
Total change in net unrealized appreciation
(depreciation)		82,553
Net gain (loss)		344,139
Net increase (decrease) in net assets resulting from
operations		$343,667

See accompanying notes which are an integral part of the financial statements.

Annual Report

22

Statement of Changes in Net Assets
		Year ended	Year ended
		November 30,	November 30,
Amounts in thousands		2005	2004
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)		$(472)	$(6,359)
Net realized gain (loss)		261,586	49,644
Change in net unrealized appreciation (depreciation) .		82,553	(2,888)
Net increase (decrease) in net assets resulting
from operations		343,667	40,397
Distributions to shareholders from net investment income	.	—	(1,201)
Share transactions
Proceeds from sales of shares		451,709	634,226
Reinvestment of distributions		—	1,106
Cost of shares redeemed		(934,052)	(745,907)
Net increase (decrease) in net assets resulting from
share transactions		(482,343)	(110,575)
Total increase (decrease) in net assets		(138,676)	(71,379)

Net Assets
Beginning of period		3,549,654	3,621,033
End of period (including accumulated net investment
loss of $3 and accumulated net investment loss of
$4, respectively)		$3,410,978	$3,549,654

Other Information
Shares
Sold		14,540	21,300
Issued in reinvestment of distributions		—	37
Redeemed		(30,139)	(25,384)
Net increase (decrease)		(15,599)	(4,047)

See accompanying notes which are an integral part of the financial statements.

23 Annual Report

Financial Highlights

Years ended November 30,	2005	2004	2003	2002	2001
Selected Per Share Data
Net asset value, beginning of
period	$ 30.71	$ 30.27	$ 23.97	$ 26.67	$ 40.51
Income from Investment
Operations
Net investment income (loss)C	—G	(.05)D	—E,G	(.09)	(.09)
Net realized and unrealized
gain (loss)	3.40	.50	6.30	(2.61)	(4.14)
Total from investment operations	3.40	.45	6.30	(2.70)	(4.23)
Distributions from net investment
income	—	(.01)	—	—	—
Distributions from net realized
gain	—	—	—	—	(9.61)
Total distributions	—	(.01)	—	—	(9.61)
Net asset value, end of period	$ 34.11	$ 30.71	$ 30.27	$ 23.97	$ 26.67
Total ReturnA,B	11.07%	1.49%	26.28%	(10.12)%	(15.02)%
Ratios to Average Net AssetsF
Expenses before reductions	86%	.96%	.81%	1.07%	1.01%
Expenses net of fee waivers, if
any	86%	.96%	.81%	1.07%	1.01%
Expenses net of all reductions	80%	.92%	.76%	1.02%	.98%
Net investment income (loss)	(.01)%	(.18)%	.02%	(.38)%	(.30)%
Supplemental Data
Net assets, end of period (in
millions)	$ 3,411	$ 3,550	$ 3,621	$ 2,715	$ 2,829
Portfolio turnover rate	120%	96%	97%	91%	85%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.
B Total returns do not include the effect of the former sales charges.
C Calculated based on average shares outstanding during the period.
D Investment income per share reflects a special dividend which amounted to $.03 per share.
E Investment income per share reflects a special dividend which amounted to $.02 per share.
F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.
G Amount represents less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

24

Notes to Financial Statements

For the period ended November 30, 2005

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity New Millennium Fund (the fund) is a fund of Fidelity Mt. Vernon Street Trust (the trust) and is authorized to issue an unlimited number of shares. The fund is cur rently closed to most new accounts. The trust is registered under the Investment Com pany Act of 1940, as amended (the 1940 Act), as an open end management investment company organized as a Massachusetts business trust. The fund may invest in affiliated money market central funds (Money Market Central Funds) which are open end invest ment companies available to investment companies and other accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summa rizes the significant accounting policies of the fund:

Security Valuation. Investments are valued and net asset value (NAV) per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time. Wherever possible, the fund uses independent pricing services approved by the Board of Trustees to value its investments.

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price. Investments in open end mutual funds, are valued at their closing net asset value each business day. Short term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. For example, when developments occur between the close of a market and the close of the NYSE that may materially affect the value of some or all of the securities, or when trading in a security is halted, those securities may be fair valued. Factors used in the determination of fair value may include monitoring news to identify significant market or security specific events such as changes in the value of U.S. securi ties market, reviewing developments in foreign markets and evaluating the performance of ADRs, futures contracts and exchange traded funds. Because the fund’s utilization of fair value pricing depends on market activity, the frequency with which fair value pricing is used can not be predicted and may be utilized to a significant extent. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities.

25 Annual Report

Notes to Financial Statements continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies continued

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.

Foreign denominated assets, including investment securities, and liabilities are trans lated into U.S. dollars at the exchange rate at period end. Purchases and sales of invest ment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transac tion date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex dividend date, except for certain dividends from foreign securities where the ex dividend date may have passed, which are recorded as soon as the fund is informed of the ex dividend date. Non cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. The fund estimates the components of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securi ties. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each fund in the trust.

Income Tax Information and Distributions to Shareholders. Each year, the fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

26

1. Significant Accounting Policies continued

Income Tax Information and Distributions to Shareholders continued

Foreign taxes are provided for based on the fund’s understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are recorded on the ex dividend date. Income and capital gain distribu tions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

Capital accounts within the financial statements are adjusted for permanent book tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book tax differences will reverse in a subsequent period.

Book tax differences are primarily due to foreign currency transactions, deferred trustees compensation, net operating losses, capital loss carryforwards and losses deferred due to wash sales.

The tax basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$875,292
Unrealized depreciation	(33,760)
Net unrealized appreciation (depreciation)	841,532
Capital loss carryforward	(26,063)

Cost for federal income tax purposes	$2,663,073

The tax character of distributions paid was as follows:

	November 30, 2005	November 30, 2004
Ordinary Income	$—	$1,201

2. Operating Policies.

Repurchase Agreements. FMR has received an Exemptive Order from the Securities and Exchange Commission (the SEC) which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts which are then invested in repurchase agreements. The fund may also invest directly with institutions in repurchase agreements. Repurchase agreements are collateralized by government or non government securities. Collateral is held in segregated accounts with custodian banks and may be obtained in the event of a default of the counterparty. The fund monitors, on a daily basis, the value of the collateral to ensure it is at least equal to the principal amount of the repurchase agreement (including accrued interest). In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the value of the collateral may decline.

27 Annual Report

Notes to Financial Statements continued

(Amounts in thousands except ratios)

2. Operating Policies continued

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transac tions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the fund’s Schedule of Investments.

3. Purchases and Sales of Investments.

Purchases and sales of securities, other than short term securities and U.S. government securities, aggregated $3,874,150 and $4,267,710, respectively.

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment manage ment related services for which the fund pays a monthly management fee. The manage ment fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the fund’s average net assets and a group fee rate that averaged .27% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ±.20% of the fund’s average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the fund’s relative investment performance as compared to an appropriate benchmark index. For the period, the total annual management fee rate, including the performance adjustment, was .63% of the fund’s average net assets.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund’s transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset based fees that vary according to account size and type of ac count. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund’s accounting records. The accounting fee is based on the level of average net assets for the month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Affiliated Central Funds. The fund may invest in Money Market Central Funds which seek preservation of capital and current income and are managed by Fidelity Invest ments Money Management, Inc. (FIMM), an affiliate of FMR.

Annual Report

28

4. Fees and Other Transactions with Affiliates continued
Affiliated Central Funds continued

The Money Market Central Funds do not pay a management fee.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $181 for the period.

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $4.2 billion credit facility (the “line of credit”) to be utilized for temporary or emergency purposes to fund share holder redemptions or for other short term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insol vency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the fund’s Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less fees and expenses associated with the loan, plus any premium payments that may be received on the loan of certain types of securities.

7. Expense Reductions.

Many of the brokers with whom FMR places trades on behalf of the fund provided services to the fund in addition to trade execution. These services included payments of certain expenses on behalf of the fund totaling $1,893 for the period. In addition, through arrangements with the fund’s custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce the fund’s expenses. During the period, these credits reduced the fund’s custody and transfer agent expenses by $7 and $36, respectively.

29 Annual Report

Notes to Financial Statements continued
(Amounts in thousands except ratios)

8. Other.

The fund’s organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, the fund may also enter into contracts that provide general indemnifications. The fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the fund. The risk of material loss from such claims is considered remote.

Annual Report

30

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Mt. Vernon Street Trust and the Shareholders of Fidelity New Millennium Fund:

In our opinion, the accompanying statement of assets and liabilities, including the sched ule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Millennium Fund (a fund of Fidelity Mt. Vernon Street Trust) at November 30, 2005 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fidelity New Millennium Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting prin ciples used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP PricewaterhouseCoopers LLP Boston, Massachusetts January 13, 2006

31 Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund’s activities, review contractual arrangements with companies that provide services to the fund, and review the fund’s performance. Except for William O. McCoy and Albert R. Gamper, Jr., each of the Trustees oversees 326 funds advised by FMR or an affiliate. Mr. McCoy oversees 328 funds advised by FMR or an affiliate. Mr. Gamper oversees 235 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instru ment signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Edward C. Johnson 3d (75)

Year of Election or Appointment: 1982

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as Chief Executive Officer, Chairman, and a Director of FMR Corp.; a Di rector and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of Fidelity Management & Research (Far East) Inc.; Chairman and a Director of Fidelity Investments Money Man agement, Inc.; and Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc.

Annual Report

32

Name, Age; Principal Occupation Stephen P. Jonas (52)

Year of Election or Appointment: 2005

Mr. Jonas is Senior Vice President of New Millennium. He also serves as Senior Vice President of other Fidelity funds (2005 present). Mr. Jonas is Executive Director of FMR (2005 present). Previously, Mr. Jonas served as President of Fidelity Enterprise Operations and Risk Services (2004 2005), Chief Administrative Officer (2002 2004), and Chief Financial Officer of FMR Co. (1998 2000). Mr. Jonas has been with Fidelity Investments since 1987 and has held various financial and man agement positions including Chief Financial Officer of FMR. In addition, he serves on the Boards of Boston Ballet (2003 present) and Simmons College (2003 present).

Robert L. Reynolds (53)

Year of Election or Appointment: 2003

Mr. Reynolds is a Director (2003 present) and Chief Operating Officer (2002 present) of FMR Corp. He also serves on the Board at Fidelity Investments Canada, Ltd. (2000 present). Previously, Mr. Reynolds served as President of Fidelity Investments Institutional Retirement Group (1996 2000).

* Trustees have been determined to be “Interested Trustees” by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR.

33 Annual Report

Trustees and Officers - continued

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205 5235.

Name, Age; Principal Occupation Dennis J. Dirks (57)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999 2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999 2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999 2003). In addi tion, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001 2003) and Chief Executive Officer and Board member of the Mortgage Backed Securities Clearing Corporation (2001 2003). Mr. Dirks also serves as a Trustee of Manhattan College (2005 present).

Albert R. Gamper, Jr. (63)

Year of Election or Appointment: 2006

Mr. Gamper also serves as a Trustee (2006 present) or Member of the Advisory Board (2005 present) of other investment companies advised by FMR. Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987 1989; 1999 2001; 2002 2004), Chief Executive Officer (1987 2004), and President (1989 2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001 present), Chairman of the Board of Governors, Rutgers University (2004 present), and Chairman of the Board of Saint Barnabas Health Care System.

Annual Report

34

Name, Age; Principal Occupation Robert M. Gates (62)

Year of Election or Appointment: 1997

Dr. Gates is Chairman of the Independent Trustees (2006 present). Dr. Gates is President of Texas A&M University (2002 present). He was Director of the Central Intelligence Agency (CIA) from 1991 to 1993. From 1989 to 1991, Dr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Dr. Gates is a Director of NACCO Industries, Inc. (mining and manufacturing), Parker Drilling Co., Inc. (drilling and rental tools for the energy industry, 2001 present), and Brinker International (restaurant management, 2003 present). Previously, Dr. Gates served as a Director of LucasVarity PLC (automotive components and diesel engines), a Director of TRW Inc. (automotive, space, defense, and information technology), and Dean of the George Bush School of Government and Public Service at Texas A&M University (1999 2001). Dr. Gates also is a Trustee of the Forum for International Policy.

George H. Heilmeier (69)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (commu nication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineer ing and information technology support for the government), and HRL Laboratories (private research and development, 2004 present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE) (2000 present). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsyl vania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (auto motive, space, defense, and information technology, 1992 2002), Compaq (1994 2002), Automatic Data Processing, Inc. (ADP) (technology based business outsourcing, 1995 2002), INET Technolo gies Inc. (telecommunications network surveillance, 2001 2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid display.

35 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Marie L. Knowles (59)

Year of Election or Appointment: 2001

Prior to Ms. Knowles’ retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996 2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare ser vice, 2002 present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (61)

Year of Election or Appointment: 2000

Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Italtel Holding S.p.A. (telecommunications (Milan, Italy), 2004 present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005 present), as well as a member of the Council on Foreign Relations.

William O. McCoy (72)

Year of Election or Appointment: 1997

Prior to his retirement in December 1994, Mr. McCoy was Vice Chair man of the Board of BellSouth Corporation (telecommunications) and President of BellSouth Enterprises. He is currently a Director of Liberty Corporation (holding company), Duke Realty Corporation (real estate), and Progress Energy, Inc. (electric utility). He is also a partner of Frank lin Street Partners (private investment management firm) and a member of the Research Triangle Foundation Board. In addition, Mr. McCoy served as the Interim Chancellor (1999 2000) and a member of the Board of Visitors for the University of North Carolina at Chapel Hill and currently serves on the Board of Directors of the University of North Carolina Health Care System and the Board of Visitors of the Kenan Flagler Business School (University of North Carolina at Chapel Hill). He also served as Vice President of Finance for the University of North Car olina (16 school system).

Annual Report

36

Name, Age; Principal Occupation Cornelia M. Small (61)

Year of Election or Appointment: 2005

Ms. Small is a member (2000 present) and Chairperson (2002 present) of the Investment Committee, and a member (2002 present) of the Board of Trustees of Smith College. Previously, she served as Chief In vestment Officer (1999 2000), Director of Global Equity Investments (1996 1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990 1997) and Scudder Kemper Investments (1997 1998). In addition, Ms. Small served as Co Chair (2000 2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (66)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman of the Board (2000 present) and a Mem ber of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993 2000; 2002 2003), CEO (1995 2000; 2002 2004), and Chair man of the Executive Committee (2000 2004). Currently, he is a Direc tor of NCR Corporation (data warehousing and technology solutions), BellSouth Corporation (telecommunications), Chemical Financial Corpo ration, Maersk Inc. (industrial conglomerate, 2002 present), and Metal mark Capital (private equity investment firm, 2005 present). He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (66)

Year of Election or Appointment: 2005

Prior to his retirement in 2001, Mr. Wolfe was Chairman and Chief Executive Officer of Hershey Foods Corporation (1993 2001). He cur rently serves as a member of the boards of Adelphia Communications Corporation (2003 present), Bausch & Lomb, Inc., and Revlon Inc. (2004 present).

37 Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation Peter S. Lynch (61)

Year of Election or Appointment: 2003

Member of the Advisory Board of Mt.Vernon Street Trust. Vice Chair man and a Director of FMR, and Vice Chairman (2001 present) and a Director (2000 present) of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990 2003). In addition, he serves as a Trustee of Boston College, Massachusetts Eye & Ear Infirmary, Historic Deerfield, John F. Kennedy Library, and the Museum of Fine Arts of Boston.

Dwight D. Churchill (51)

Year of Election or Appointment: 2005

Vice President of New Millennium. Mr. Churchill also serves as Vice President of certain Equity Funds (2005 present) and certain High In come Funds (2005 present). Previously, he served as Head of Fidelity’s Fixed Income Division (2000 2005), Vice President of Fidelity’s Money Market Funds (2000 2005), Vice President of Fidelity’s Bond Funds, and Senior Vice President of FIMM (2000) and FMR. Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed Income Investments.

Neal P. Miller (62)

Year of Election or Appointment: 1994

Vice President of New Millennium. Mr. Miller also serves as Vice Presi dent of FMR and FMR Co., Inc. (2001).

Eric D. Roiter (57)

Year of Election or Appointment: 1998

Secretary of New Millennium. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001 present) and FMR; Assistant Secretary of Fidelity Man agement & Research (U.K.) Inc. (2001 present), Fidelity Management & Research (Far East) Inc. (2001 present), and Fidelity Investments Money Management, Inc. (2001 present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003 present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998 2005).

Annual Report

38

Name, Age; Principal Occupation

Stuart Fross (46)

Year of Election or Appointment: 2003

Assistant Secretary of New Millennium. Mr. Fross also serves as Assis tant Secretary of other Fidelity funds (2003 present), Vice President and Secretary of FDC (2005 present), and is an employee of FMR.

Christine Reynolds (47)

Year of Election or Appointment: 2004

President, Treasurer, and Anti Money Laundering (AML) officer of New Millennium. Ms. Reynolds also serves as President, Treasurer, and AML officer of other Fidelity funds (2004) and is a Vice President (2003) and an employee (2002) of FMR. Before joining Fidelity Investments, Ms. Reynolds worked at PricewaterhouseCoopers LLP (PwC) (1980 2002), where she was most recently an audit partner with PwC’s investment management practice.

Paul M. Murphy (58)

Year of Election or Appointment: 2005

Chief Financial Officer of New Millennium. Mr. Murphy also serves as Chief Financial Officer of other Fidelity funds (2005 present). He also serves as Senior Vice President of Fidelity Pricing and Cash Manage ment Services Group (FPCMS).

Kenneth A. Rathgeber (58)

Year of Election or Appointment: 2004

Chief Compliance Officer of New Millennium. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004) and Execu tive Vice President of Risk Oversight for Fidelity Investments (2002). Pre viously, he served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998 2002).

John R. Hebble (47)

Year of Election or Appointment: 2003

Deputy Treasurer of New Millennium. Mr. Hebble also serves as Deputy Treasurer of other Fidelity funds (2003), and is an employee of FMR. Before joining Fidelity Investments, Mr. Hebble worked at Deutsche Asset Management where he served as Director of Fund Accounting (2002 2003) and Assistant Treasurer of the Scudder Funds (1998 2003).

39 Annual Report

Trustees and Officers - continued

Name, Age; Principal Occupation Bryan A. Mehrmann (44)

Year of Election or Appointment: 2005

Deputy Treasurer of New Millennium. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998 2004).

Kimberley H. Monasterio (41)

Year of Election or Appointment: 2004

Deputy Treasurer of New Millennium. Ms. Monasterio also serves as Deputy Treasurer of other Fidelity funds (2004) and is an employee of FMR (2004). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000 2004) and Chief Financial Officer (2002 2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Tem pleton Services, LLC (2000 2004).

Kenneth B. Robins (36)

Year of Election or Appointment: 2005

Deputy Treasurer of New Millennium. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2004 present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG’s department of professional practice (2002 2004) and a Senior Manager (1999 2000). In addition, Mr. Robins served as Assistant Chief Accoun tant, United States Securities and Exchange Commission (2000 2002).

Robert G. Byrnes (38)

Year of Election or Appointment: 2005

Assistant Treasurer of New Millennium. Mr. Byrnes also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003 2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice Presi dent of the Investment Operations Group (2000 2003).

John H. Costello (59)

Year of Election or Appointment: 1986

Assistant Treasurer of New Millennium. Mr. Costello also serves as As sistant Treasurer of other Fidelity funds and is an employee of FMR.

Annual Report

40

Name, Age; Principal Occupation Peter L. Lydecker (51)

Year of Election or Appointment: 2004

Assistant Treasurer of New Millennium. Mr. Lydecker also serves as As sistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Mark Osterheld (50)

Year of Election or Appointment: 2002

Assistant Treasurer of New Millennium. Mr. Osterheld also serves as Assistant Treasurer of other Fidelity funds (2002) and is an employee of FMR.

Gary W. Ryan (47)

Year of Election or Appointment: 2005

Assistant Treasurer of New Millennium. Mr. Ryan also serves as Assis tant Treasurer of other Fidelity funds (2005 present) and is an employee of FMR (2005 present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999 2005).

Salvatore Schiavone (40)

Year of Election or Appointment: 2005

Assistant Treasurer of New Millennium. Mr. Schiavone also serves as Assistant Treasurer of other Fidelity funds (2005 present) and is an em ployee of FMR (2005 present). Before joining Fidelity Investments, Mr. Schiavone worked at Deutsche Asset Management, where he most re cently served as Assistant Treasurer (2003 2005) of the Scudder Funds and Vice President and Head of Fund Reporting (1996 2003).

41 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity New Millennium Fund

Each year, typically in July, the Board of Trustees, including the independent Trustees (together, the Board), votes on the renewal of the management contract and sub advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and independent Trustees’ counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund’s Advisory Contracts, including the services and support provided to the fund and its shareholders by Fidelity. At the time of the renewal, the Board had 11 standing committees, each composed of independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such com mittee, the Equity Contract Committee, meets periodically during the first six months of each year and as necessary to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its July 2005 meeting, the Board of Trustees, including the independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (1) the nature, extent, and quality of the services to be provided to the fund and its shareholders by Fidelity (including the investment performance of the fund); (2) the competitiveness of the management fee and total expenses of the fund; (3) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (4) the extent to which economies of scale would be realized as the fund grows; and (5) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders.

In determining whether to renew the Advisory Contracts for the fund, the Board ulti mately reached a determination, with the assistance of fund counsel and independent Trustees’ counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity’s fidu ciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its

Annual Report

42

prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Nature, Extent, and Quality of Services Provided by Fidelity. The Board consid ered staffing within the investment adviser, FMR, and the sub advisers (together, the Investment Advisers), including the background of the fund’s portfolio manager and the fund’s investment objective and discipline. The independent Trustees also had discus sions with senior management of Fidelity’s investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Fidelity Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers’ invest ment staff, their use of technology, and the Investment Advisers’ approach to recruiting, training, and retaining portfolio managers and other research, advisory, and manage ment personnel. The Board considered Fidelity’s extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity’s analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity’s portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund’s portfolio, as well as an electronic communication system that provides immediate real time access to research concerning issuers and credit enhancers.

Shareholder and Administrative Services. The Board considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency, pricing and bookkeeping, and securities lending services for the fund. The Board also considered the nature and extent of the Investment Advisers’ supervision of third party service providers, principally custodians and subcustodians. The Board reviewed the allocation of fund brokerage, including allocations to brokers affiliated with the Investment Advisers, the use of brokerage commissions to pay fund expenses, and the use of “soft” commission dollars to pay for research services. The Board also considered that Fidelity voluntarily decided in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources. The Board also considered the resources devoted to, and the record of compliance with, the fund’s compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24 hour access to

43 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund’s prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in July 2004, Fidelity has taken a number of actions that benefited particular funds, including (i) voluntarily deciding in 2004 to stop using “soft” commission dollars to pay for market data and, instead, to pay for that data out of its own resources, (ii) contractually agreeing to impose management fee reductions and expense limitations on its five Spartan stock index funds and its stock index fund available through variable insurance products, (iii) contractually agreeing to eliminate the management fees on the Fidelity Freedom Funds and the Fidelity Advisor Freedom Funds, (iv) contractually agreeing to reduce the management fees on most of its investment grade taxable bond funds, and (v) contractually agreeing to impose expense limitations on its retail and Spartan investment grade taxable bond funds.

Investment Performance and Compliance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund’s absolute investment performance, as well as the fund’s relative investment performance measured against (i) a broad based securities market index, and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one , three , and five year periods ended December 31, 2004, the fund’s returns, the returns of a broad based securities market index (“benchmark”), and a range of returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objec tive similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the Lipper peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the Lipper peer group whose performance was equal to or lower than that of the fund.

Annual Report

44

The Board reviewed the fund’s relative investment performance against its Lipper peer group and stated that the performance of the fund was in the fourth quartile for the one year period and the second quartile for the three and five year periods.The Board also stated that the relative investment performance of the fund was lower than its benchmark for certain periods, although the three year cumulative total return of the fund compared favorably to its benchmark.

The Board also considered that the fund’s management fee is subject to upward or downward adjustment depending upon whether, and to what extent, the fund’s invest ment performance for the performance period exceeds, or is exceeded by, the record (over the same period) of a Board approved performance adjustment index. The Board realizes that the performance adjustment provides FMR with a strong economic incen tive to seek to achieve superior performance for the fund’s shareholders and helps to more closely align the interests of FMR and the fund’s shareholders.

The Board has had thorough discussions with FMR throughout the year about the Board’s and FMR’s concerns about equity research, equity fund performance, and compliance with internal policies governing gifts and entertainment. FMR has taken steps that it believes will refocus and strengthen equity research and equity portfolio management and compliance. The Board noted with favor FMR’s recent reorganization of its senior management team and FMR’s plans to dedicate additional resources to investment research, and participated in the process that led to those changes.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services

45 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

provided by Fidelity will benefit the fund’s shareholders, particularly in light of the Board’s view that the fund’s shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund’s management fee and total expenses compared to “mapped groups” of competitive funds and classes. Fidelity creates “mapped groups” by combining similar Lipper investment objective categories that have comparable management fee charac teristics. Combining Lipper investment objective categories aids the Board’s manage ment fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12 month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the “Total Mapped Group” and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund’s standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. “TMG %” represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund’s. For example, a TMG % of 22% means that 78% of the funds in the Total Mapped Group had higher management fees than the fund. The “Asset Size Peer Group” (ASPG) comparison focuses on a fund’s standing relative to non Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile (“quadrant”) in which the fund’s management fee ranked and the impact of the fund’s performance adjustment, is also included in the chart and considered by the Board.

Annual Report

46

The Board noted that the fund’s management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2004. The Board also noted the effect of the fund’s positive performance adjustment on the fund’s management fee ranking.

Based on its review, the Board concluded that the fund’s management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund’s total expenses, the Board considered the fund’s management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses, as well as the fund’s positive performance adjustment. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund’s total expenses ranked below its competitive median for 2004.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

47 Annual Report

Board Approval of Investment Advisory Contracts and Management Fees continued

Based on its review, the Board concluded that the fund’s total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, market ing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity’s profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity’s profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year’s methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board’s assessment of the results of Fidelity’s profitability analysis. PwC’s engagement includes the review and assessment of Fidelity’s methodologies used in determining the revenues and expenses attributable to Fidelity’s mutual fund business, and completion of agreed upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC’s reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity’s profitabil ity methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity’s non fund businesses and any fall out benefits related to the mutual fund business as well as cases where Fidelity’s affiliates may benefit from or be related to the fund’s business. In addition, a special committee of the Board reviewed services provided to Fidelity by its affiliates and determined that the fees that Fidelity paid for such services were reasonable.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or

Annual Report

48

expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that the fund’s management contract incorporates a “group fee” structure, which provides for lower fee rates as total fund assets under FMR’s manage ment increase, and for higher fee rates as total fund assets under FMR’s management decrease. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity’s costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board also considered that although the fund is partially closed to new investors, it continues to incur investment manage ment expenses, and marketing and distribution expenses related to the retention of existing shareholders and assets. The Board further noted that the fund may continue to realize benefits from the group fee structure, even though assets may not be expected to grow significantly at the fund level. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR’s management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Advisory Contracts, the Board requested additional information regarding (i) equity fund transfer agency fees; (ii) Fidelity’s fund profitability methodology and the impact of various changes in the methodology over time; (iii) benefits to shareholders from economies of scale; (iv) composition and characteristics of various fund and industry data used in comparisons; (v) compensation of portfolio managers and research analysts; and (vi) the impact of partially closing the fund to new investors.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the existing advisory fee structures are fair and reasonable, and that the fund’s existing Advisory Contracts should be renewed.

49 Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll free number to access account balances, positions, quotes and trading. It’s easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

By PC

Fidelity’s web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

* When you call the quotes line, please remember that a fund’s yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guar anteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report 50

To Write Fidelity

We’ll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(such as changing name, address, bank, etc.) Fidelity Investments P.O. Box 770001 Cincinnati, OH 45277-0002

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

51 Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona
7001 West Ray Road
Chandler, AZ
7373 N. Scottsdale Road
Scottsdale, AZ

California
815 East Birch Street
Brea, CA
1411 Chapin Avenue
Burlingame, CA
851 East Hamilton Avenue
Campbell, CA
19200 Von Karman Avenue
Irvine, CA
601 Larkspur Landing Circle
Larkspur, CA
10100 Santa Monica Blvd.
Los Angeles, CA
27101 Puerta Real
Mission Viejo, CA
73 575 El Paseo
Palm Desert, CA
251 University Avenue
Palo Alto, CA
123 South Lake Avenue
Pasadena, CA
16995 Bernardo Ctr. Drive
Rancho Bernardo, CA
1740 Arden Way
Sacramento, CA
7676 Hazard Center Drive
San Diego, CA
8 Montgomery Street
San Francisco, CA
3793 State Street
Santa Barbara, CA
21701 Hawthorne Boulevard
Torrance, CA
2001 North Main Street
Walnut Creek, CA
6300 Canoga Avenue
Woodland Hills, CA

Colorado
1625 Broadway
Denver, CO
9185 East Westview Road
Littleton, CO

Connecticut
48 West Putnam Avenue
Greenwich, CT
265 Church Street
New Haven, CT
300 Atlantic Street
Stamford, CT
29 South Main Street
West Hartford, CT

Delaware
222 Delaware Avenue
Wilmington, DE

Florida
4400 N. Federal Highway
Boca Raton, FL
121 Alhambra Plaza
Coral Gables, FL
2948 N. Federal Highway
Ft. Lauderdale, FL
1907 West State Road 434
Longwood, FL
8880 Tamiami Trail, North
Naples, FL
3550 Tamiami Trail, South
Sarasota, FL
1502 N. Westshore Blvd.
Tampa, FL
2465 State Road 7
Wellington, FL
3501 PGA Boulevard
West Palm Beach, FL

Georgia
3445 Peachtree Road, N.E.
Atlanta, GA
1000 Abernathy Road
Atlanta, GA

Illinois
One North LaSalle Street
Chicago, IL
875 North Michigan Ave.
Chicago, IL
1415 West 22nd Street
Oak Brook, IL

1700 East Golf Road
Schaumburg, IL
3232 Lake Avenue
Wilmette, IL

Indiana
4729 East 82nd Street
Indianapolis, IN

Kansas
5400 College Boulevard
Overland Park, KS

Maine
Three Canal Plaza
Portland, ME

Maryland
7315 Wisconsin Avenue
Bethesda, MD
One W. Pennsylvania Ave.
Towson, MD

Massachusetts
801 Boylston Street
Boston, MA
155 Congress Street
Boston, MA
300 Granite Street
Braintree, MA
44 Mall Road
Burlington, MA
405 Cochituate Road
Framingham, MA
416 Belmont Street
Worcester, MA

Michigan
500 E. Eisenhower Pkwy.
Ann Arbor, MI
280 Old N. Woodward Ave.
Birmingham, MI
43420 Grand River Avenue
Novi, MI
29155 Northwestern Hwy.
Southfield, MI

Minnesota
7600 France Avenue South
Edina, MN

Missouri
8885 Ladue Road
Ladue, MO

Annual Report 52

Nevada
2225 Village Walk Drive
Henderson, NV

New Jersey
150 Essex Street
Millburn, NJ
56 South Street
Morristown, NJ
396 Route 17, North
Paramus, NJ
3518 Route 1 North
Princeton, NJ
530 Highway 35
Shrewsbury, NJ

New York
1055 Franklin Avenue
Garden City, NY
37 West Jericho Turnpike
Huntington Station, NY
1271 Avenue of the Americas
New York, NY
61 Broadway
New York, NY
350 Park Avenue
New York, NY
200 Fifth Avenue
New York, NY
733 Third Avenue
New York, NY
11 Penn Plaza
New York, NY
2070 Broadway
New York, NY
1075 Northern Blvd.
Roslyn, NY

North Carolina
4611 Sharon Road
Charlotte, NC

Ohio
3805 Edwards Road
Cincinnati, OH
1324 Polaris Parkway
Columbus, OH
28699 Chagrin Boulevard
Woodmere Village, OH

Oregon
16850 SW 72nd Avenue
Tigard, OR

Pennsylvania
600 West DeKalb Pike
King of Prussia, PA
1735 Market Street
Philadelphia, PA
12001 Perry Highway
Wexford, PA

Rhode Island
47 Providence Place
Providence, RI

Tennessee
6150 Poplar Avenue
Memphis, TN

Texas
10000 Research Boulevard
Austin, TX
4001 Northwest Parkway
Dallas, TX
12532 Memorial Drive
Houston, TX
2701 Drexel Drive
Houston, TX
6500 N. MacArthur Blvd.
Irving, TX
6005 West Park Boulevard
Plano, TX
14100 San Pedro
San Antonio, TX
1576 East Southlake Blvd.
Southlake, TX
19740 IH 45 North
Spring, TX

Utah
215 South State Street
Salt Lake City, UT

Virginia
1861 International Drive
McLean, VA

Washington
411 108th Avenue, N.E.
Bellevue, WA
1518 6th Avenue
Seattle, WA

Washington, DC
1900 K Street, N.W.
Washington, DC

Wisconsin
595 North Barker Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

53 Annual Report

53

Annual Report

54

55 Annual Report

Investment Adviser
Fidelity Management & Research Company
Boston, MA
Investment Sub Advisers
FMR Co., Inc.
Fidelity Management & Research
(U.K.) Inc.
Fidelity Management & Research
(Far East) Inc.
Fidelity International Investment
Advisors
Fidelity Investments Japan Limited
Fidelity International Investment
Advisors (U.K.) Limited
General Distributor
Fidelity Distributors Corporation
Boston, MA
Transfer and Service Agent
Fidelity Service Company, Inc.
Boston, MA
Custodian
JPMorgan Chase Bank
New York, NY

The Fidelity Telephone Connection
Mutual Fund 24-Hour Service
Exchanges/Redemptions
and Account Assistance	1-800-544-6666
Product Information	1-800-544-6666
Retirement Accounts	1-800-544-4774
(8 a.m. - 9 p.m.)
TDD Service	1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)
Fidelity Automated Service
Telephone (FAST®) (automated phone logo)	1-800-544-5555
(automated phone logo) Automated line for quickest service

NMF UANN-0106 1.786711.102

Item 2. Code of Ethics

As of the end of the period, November 30, 2005, Fidelity Mt. Vernon Street Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Aggressive Growth Fund and Fidelity New Millennium Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Aggressive Growth Fund	$64,000	$66,000
Fidelity New Millennium Fund	$53,000	$49,000
All funds in the Fidelity Group of Funds audited by PwC	$12,100,000	$10,600,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Audit Fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte Entities") for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for Fidelity Growth Company Fund (the fund) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2005A	2004A
Fidelity Growth Company Fund	$68,000	$66,000
All funds in the Fidelity Group of Funds audited by Deloitte Entities	$5,400,000	$4,400,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004A
Fidelity Aggressive Growth Fund	$0	$0
Fidelity New Millennium Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Audit-Related Fees billed by Deloitte Entities for services rendered for assurance and related services to the fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2005A	2004A
Fidelity Growth Company Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Audit-Related Fees that were billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2005A	2004A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2005A	2004A
Fidelity Aggressive Growth Fund	$ 3,400	$3,200
Fidelity New Millennium Fund	$ 2,500	$2,400
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Tax Fees billed by Deloitte Entities for professional services rendered for tax compliance, tax advice, and tax planning for the fund is shown in the table below.

Fund	2005A	2004A
Fidelity Growth Company Fund	$ 4,700	$4,700
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Tax Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
PwC	$0	$0
Deloitte Entities	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2005A	2004A
Fidelity Aggressive Growth Fund	$ 5,400	$5,600
Fidelity New Millennium Fund	$ 4,300	$4,200
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Other Fees billed by Deloitte Entities for all other non-audit services rendered to the fund is shown in the table below.

Fund	2005A	2004A
Fidelity Growth Company Fund	$ 0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate Other Fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2005A	2004A
PwC	$170,000	$540,000
Deloitte Entities	$160,000	$850,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2005 and November 30, 2004 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate fees billed by PwC of $3,650,000A and $2,700,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$150,000	$550,000
Non-Covered Services	$3,500,000	$2,150,000
A	Aggregate amounts may reflect rounding.

For the fiscal years ended November 30, 2005 and November 30, 2004, the aggregate fees billed by Deloitte Entities of $400,000A and $1,600,000A for non-audit services rendered on behalf of the fund, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2005A	2004A
Covered Services	$150,000	$850,000
Non-Covered Services	$250,000	$750,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their audit of the funds, taking into account representations from PwC and Deloitte Entities, in accordance with Independence Standards Board Standard No.1, regarding their independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Mt. Vernon Street Trust

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	January 20, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Christine Reynolds
Christine Reynolds
President and Treasurer

Date:	January 20, 2006
By:	/s/Paul M. Murphy
Paul M. Murphy
Chief Financial Officer

Date:	January 20, 2006